                                                                   EXHIBIT 10.15

                                        CONFIDENTIAL TREATMENT REQUESTED.
                                        CONFIDENTIAL PORTIONS OF THIS DOCUMENT
                                        HAVE BEEN REDACTED AND HAVE BEEN
                                        SEPARATELY FILED WITH THE COMMISSION.

                                    AGREEMENT

                                 BY AND BETWEEN;

                    GOLDEN NET COMMUNICATION TECHNOLOGY LTD.

                                    ("BUYER")

                                       AND

                        DIGITRACK (CHINA) GROUP CO. LTD.

                                    ("AGENT")

                                     - AND -

                            TELEMATICS WIRELESS LTD.

                                  ("SUPPLIER")

                         FOR THE SUPPLY OF ITURAN RADIO
                                 LOCATION SYSTEM

                                IN GREATER CHINA

                                   AGREEMENT

This Agreement is made this ___ day of _______, 2004 between the Chinese company
Golden Net Communication Technology Ltd. (hereinafter referred to as "Buyer"), having its registered office at C-209, 25 Fuxing Road, Zhongguancun Science
Park, Beijing, P.R. China, the Hong Kong company Digitrack (China) Group Co.
Ltd. (hereinafter referred to as "Agent"), having its registered office at Shop
55 2/F Lever Building 33, Larch Street Tai Kok Tsvi Kowloon, and the Israeli
company under the name Telematics Wireless Ltd. (hereinafter referred to as
"Supplier"), having its registered office at 26 Hamelacha st., Holon, Israel.

WHEREAS, Buyer is in the business of terrestrial location and monitoring, intelligent transportation management, development of computer hardware and software system, and remote meter reading in Greater China, including China
Mainland, Hong Kong, Macau and Taiwan and has obtained a Spectrum License ranging 835-837 MHz, as well as 280.1625 MHz in China Mainland for operation of a land-based radio location system, i.e. Ituran System, and

WHEREAS, Buyer wishes to set up in the Region a system of wireless exchange of messages, between mobile units and stationary units with an identification of the mobile unit's locations. This system is named Ituran system, using Direct
Sequence Spread Spectrum and other technology for communication and Differential
Time of Arrival (DTOA) technology for location (technical description of Ituran system is specified in ANNEX IV), and

WHEREAS, with the Effective Date of September 1st, 2004, NCC (Network Control
Center) and 10 Base Stations of first such system should be deployed in Shanghai area with initial demonstration capability not later than May 31st, 2005, and

WHEREAS, Supplier is in the business of supplying turn-key projects of Ituran system including, but not limited to, the training of personnel (Tasks of the turn-key projects are specified in ANNEX V) and is the sole supplier of base stations and end units for the system; Supplier choose Buyer or related companies that have major participation from Buyer as the sole user of the technology of such System in the Region; The special equipment supplied by
Supplier in the People's Republic of China shall only be operated in the frequencies between 835-837MHz as well as 280.1625MHz; and

WHEREAS, Supplier developed base stations, vehicular units and personal or cargo location units for receiving and transmitting messages and identification of the units' location and is in the business of manufacturing, supplying and supporting of such Components; and

WHEREAS, the System special equipment have been developed by Supplier. The special equipment for the System shall be manufactured by Supplier or its sub -
contractors. Supplier shall retain the title and ownership of the intellectual property rights or know-how relating to the special equipment of the System, and possesses licenses for other components of the System. Supplier acknowledges that the System shall be operated within the frequencies ranging 835-837 MHz as well as 280.1625 MHz in the People's Republic of China; and

WHEREAS, Buyer acknowledges the specific spectrum characteristics of the System
(as specified in ANNEX III), and will be responsible for its acceptance by the authorities, and

                                       2

WHEREAS, Buyer has the ability to finance the deployment of the System in the
Region and to establish a service provider company to commercially operate the
System, and to provide qualified and skilled personnel; and has the ability and personnel to manage and supervise the operation of the System in the Region; and

WHEREAS, Supplier wishes to associate with Buyer and to provide to the Buyer the
CONTRACTUAL ITEMS as described herein, relying exclusively on the terms and conditions of this AGREEMENT and its ANNEXES which shall constitute an integral part thereof; and

WHEREAS, Agent acts as an exclusive agent for Supplier's technologies in the
Region.

NOW THEREFORE, in consideration of the mutual promises, covenants, and conditions herein contained, Buyer, Agent and Supplier agree as follows:

                         AGREEMENT TERMS AND CONDITIONS

ARTICLE 1 DEFINITIONS

The following terms shall have the meaning that is provided hereunder (it is understood that other terms and acronyms / abbreviations may be additionally defined in other locations of this Agreement):

--------------------------------------------------------------------------------
TERM                               DEFINITION OF TERM
--------------------------------------------------------------------------------
THE TERRITORY                      China Mainland
--------------------------------------------------------------------------------
THE REGION                         The state of P.R. China including China
                                   Mainland, Hong Kong, Macau and Taiwan
                                   (Greater China).
--------------------------------------------------------------------------------
PROJECT INITIATION AGREEMENT       The contract executed between the Parties for
                                   the implementation of the Ituran Ratio
                                   Location System in the Territory.
--------------------------------------------------------------------------------
SPECTRUM LICENSE                   Spectrum License ranging 835-837 MHz, as well
                                   as 280.1625 MHz for operation of a land-based
                                   radio location system in the People's
                                   Republic of China.
--------------------------------------------------------------------------------
LICENSES                           SPECTRUM LICENSE and all other permits,
                                   licenses and authorisations needed to execute
                                   this AGREEMENT in the REGION.
--------------------------------------------------------------------------------
BUYER                              Golden Net Communication Technology Ltd.
--------------------------------------------------------------------------------
AGENT                              Digitrack (China) Group Co. Ltd.
--------------------------------------------------------------------------------
SUPPLIER                           Telematics Wireless Ltd.
--------------------------------------------------------------------------------

                                   3

--------------------------------------------------------------------------------
TERM                               DEFINITION OF TERM
--------------------------------------------------------------------------------
AGREEMENT                          This Agreement signed this _day of _______,
                                   2004 between the Buyer, the Agent and the
                                   Supplier inclusive of its Articles and
                                   Annexes which shall constitute an integral
                                   part thereof.
--------------------------------------------------------------------------------
                                   This is the entire, complete and operational
                                   system of wireless exchange of messages,
                                   between mobile units and stationary units
                                   with an identification of the mobile unit's
                                   locations.

                                   The system shall consist of components,
                                   including but not limited to, mobile units,
                                   receiving base stations, a control center,
                                   paging units, terrestrial communication lines
                                   management organization and logistic control.

                                   This system includes the following separate
                                   SYSTEMS:

ITURAN RADIO LOCATION SYSTEM
(SYSTEM)                           a. Base Stations- for receiving and
                                   processing of the Vehicle Location Units and
                                   Personal Alarm and Locator transmissions.

                                   b. Vehicle Location Units- vehicular units
                                   for receiving and transmitting messages and
                                   identification of the units' location

                                   c. Personal Alarm and Locator Units - persona
                                   units for receiving and transmitting messages
                                   and identification of the units' location.

                                   d. Control Center.

                                   (Technical description of the Ituran System
                                   is specified in ANNEX IV):
--------------------------------------------------------------------------------
ADVANCE PAYMENT                    The sum of 732,200USD to be paid by BUYER to
                                   SUPPLIER.
--------------------------------------------------------------------------------
LETTER OF CREDIT                   Letter of Credit issued by First Class
                                   International Bank for the total sum of the
                                   deployment cost less the Advance Payment.
--------------------------------------------------------------------------------
INTEGRATION                        The integration by the Supplier of the SYSTEM
                                   and the relevant parts and furthermore the
                                   participation and support by the Buyer, as
                                   described in ANNEX I of the Agreement, to the
                                   integration of the SYSTEM.
--------------------------------------------------------------------------------

                                   4

--------------------------------------------------------------------------------
TERM                               DEFINITION OF TERM
--------------------------------------------------------------------------------
PRODUCTS                           Any individual item specified to be
                                   delivered by the Supplier in accordance with
                                   the terms of this Agreement as part of the
                                   SYSTEMS including software and any spare
                                   parts that may be ordered by the BUYER and
                                   delivered to by the SUPPLIER, as further
                                   defined in ANNEX I.
--------------------------------------------------------------------------------
SERVICES                           All services that shall be provided by the
                                   Supplier under the terms of this Agreement,
                                   including the design, integration, the
                                   updating of software & hardware of the
                                   SYSTEM, and the training to the Buyer's
                                   personnel.
--------------------------------------------------------------------------------
CONTRACTUAL ITEMS                  All of the items provided by the Supplier to
                                   the Buyer in accordance with this Agreement
                                   (PRODUCTS, SERVICES, SYSTEM) as specified in
                                   this Agreement, as the object of the
                                   Supplier's contractual obligation.
--------------------------------------------------------------------------------
                                   Full System Delivery (FSD) means that upon
                                   acceptance of the full System as described
                                   in the SOW:

                                   o The SYSTEMS shall be fully functional,
                                   they shall satisfy the Specifications and
                                   requirements of the Agreement and they shall
                                   be ready for full operational use.

                                   o All the following have been completed:

                                        o program management,

Full system Delivery (FSD)              o the requirements of the SYSTEM
                                          including definition, engineering,
                                          adaptation, installation, integration,
                                          commissioning, certification of
                                          conformity, training and the
                                          fulfillment of Articles 7 and 8 of the
                                          Agreement and

                                        o all contractual documentation in
                                          English and the User training,
                                          operational and maintenance manuals in
                                          the English language.

                                        o All specified infrastructure and
                                          quantities of equipment, software and
                                          services according to Bill of
                                          Quantities have been delivered and
                                          installed.
--------------------------------------------------------------------------------
TECHNICAL DOCUMENTATION            The technical documentation/bibliography to
                                   be provided by the Supplier to the Buyer in
                                   accordance with Article 37.
--------------------------------------------------------------------------------
TRAINING                           The Supplier is obliged to train selected
                                   personnel of the Buyer.  This personnel shall
                                   have, following completion of the training
                                   program, the knowledge required to train the
                                   personnel of the BUYER in order to operate
                                   and maintain the SYSTEM.
--------------------------------------------------------------------------------

                                   5

--------------------------------------------------------------------------------
TERM                               DEFINITION OF TERM
--------------------------------------------------------------------------------
BUYER FURNISHED EQUIPMENT (FE)     The equipment to be furnished by the BUYER
                                   for the implementation of this Agreement as
                                   specified  in ANNEX I.
--------------------------------------------------------------------------------
BUYER FURNISHED INSTALLATIONS(FI)  The installations to be furnished by the
                                   BUYER for the implementation of this
                                   Agreement as specified in ANNEX I.
--------------------------------------------------------------------------------
BUYER FURNISHED SERVICES (FS)      The services to be furnished by the BUYER for
                                   the implementation of this Agreement as
                                   specified in ANNEX I.
--------------------------------------------------------------------------------
                                   The information to be furnished by the BUYER
                                   for the implementation of this Agreement as
                                   specified in ANNEX I.

BUYER FURNISHED INFORMATION (Fl)   FOR THE PURPOSES OF THE ABOVE DEFINITIONS;
                                   I.E. FE, FI AND FS THE TERM BUYER SHALL
                                   INCLUDE BUYER'S SUBCONTRACTORS AND
                                   SUPPLIERS.
--------------------------------------------------------------------------------
DEFECTS                            Any defect that concerns the material and/or
                                   the workmanship of the PRODUCTS or/and the
                                   SYSTEM which causes operational
                                   noncompliance with the specifications of the
                                   system.
--------------------------------------------------------------------------------
MINOR DEFECTS                      A DEFECT that has been identified, prior to
                                   the date of FINAL ACCEPTANCE, and is minor
                                   and not so serious as to prevent the BUYER
                                   from accepting the SYSTEM.
--------------------------------------------------------------------------------
WARRANTY OF GOOD OPERATION         Means the warranty of the PRODUCTS to be
                                   provided by the Supplier in accordance with
OR WARRANTY                        the terms of ARTICLE 11 herein for a period
                                   of one (1) year following the Final
OR WARRANTY OBLIGATION             Acceptance.
--------------------------------------------------------------------------------
SPARE PARTS AVAILABILITY           Means that the Supplier shall for a period
                                   of seven (7) years from the date of FINAL
                                   ACCEPTANCE, have available all spare parts
                                   required in accordance with the provisions
                                   of ARTICLES 11 and 41.3.
--------------------------------------------------------------------------------
                                   Shall be completed with the issuance by the
                                   BUYER of the certification of completion of
                                   FAT - as notified to the Buyer by the
                                   Customer - following the successful
FINAL ACCEPTANCE                   completion of the Processes and Final
                                   Acceptance Tests performed on the fully
                                   completed system in accordance with ARTICLE 8
                                   and based on the principles as outlined in
                                   ANNEX II or upon the fulfillment of the
                                   conditions provided in ARTICLE 8.1.2.ii
                                   hereto.
--------------------------------------------------------------------------------

                                   6

--------------------------------------------------------------------------------
TERM                               DEFINITION OF TERM
--------------------------------------------------------------------------------
PARTY/PARTIES                      The parties of the present Agreement, i.e.,
                                   BUYER, AGENT and SUPPLIER.
--------------------------------------------------------------------------------

1.1 Any term not specified in this present Agreement shall have the meaning provided for this term by the existing stipulations of United Kingdom Law.

1.2 The Parties to this present AGREEMENT shall be bound only by the terms and conditions of this AGREEMENT and its Annexes, which shall constitute an integral part thereof.

ARTICLE 2 SUBJECT AND SCOPE OF THIS AGREEMENT

2.1 Pursuant to the stipulations, the terms and the conditions of this
Agreement, the Supplier undertakes the obligation to participate in a site survey, design in detail, manufacture, install, test, complete, develop, integrate, sell and deliver to the Buyer the SYSTEM, as specified in ANNEX I - X
(X defines the city or area, collectively referred to as ANNEX I) and provide the SERVICES in accordance with ANNEX I as well as fulfill all of its obligations as defined in this AGREEMENT. Supplier shall provide the Buyer with a turn-key Project management, specific hardware and software manufactured by
Supplier and shall provide the engineering and technical planning and design of the System and designate the qualified personnel to train and participate in the establishment of the System as specified in this Agreement.

2.2 For clarification purposes, it is stated that the first stage of implementation shall be the establishment of ten Base Stations in the TERRITORY, as stated in ANNEX I.

2.3 The CONTRACTUAL ITEMS shall be delivered and installed by the Supplier to the installations specified in the terms and conditions of this Agreement (ANNEX
I). The Buyer shall purchase the CONTRACTUAL ITEMS, exclusively from Supplier during the entire period in which the Buyer will run the business and operation of Vehicle and/or Personal Location in the Region. The CONTRACTUAL ITEMS,
supplied by Supplier in the Region shall be applied in the frequencies between
835-837 MHz as well as 280.1625 MHz.

2.4 The configuration and general technical description of the SYSTEMS are specified in ARTICLE 5 - "SPECIFICATIONS" and in the respective ANNEX I and
ANNEX IV.

2.5 All PRODUCTS to be delivered to the Buyer shall, with the exception of their operation for the performance of tests and training, be new, complete, have the technology and construction

                                   7

defined in ANNEX I and shall be constructed from high quality, new, unused material in accordance with the requirements of this agreement.

2.6 Buyer shall undertake to establish and finance the deployment and Operation of the System in the Region. Upon the completion of the deployment System by
Supplier in accordance to this Agreement, the Buyer shall commercially operate the System.

2.7 Supplier shall open all interface to the System to Buyer and provide the technical specifications of the interfaces. Buyer will choose the software developing company to develop the System application software adaptation to
Chinese market.

2.8 The Supplier states that it has the proper technological know how, personnel, methodology, organizational skills, management and control of all of the necessary detailed designs, and capabilities required for the execution of the Agreement in accordance with the rules of "science and art" (state of the art).

2.9 The BUYER states that it has the proper technological know how, personnel, methodology, organizational skills, management, expertise and control of all of the necessary capabilities required for the execution of the Agreement in accordance with the rules of "science and art" (state of the art), including without limitation the proper LICENSES.

ARTICLE 3 TERM OF THE AGREEMENT/EFFECTIVITY

3.1 This Agreement shall become effective at the date of September 1, 2004, or at the date that the BUYER has submitted to the Supplier the ADVANCE PAYMENT, whichever is later.

3.2 The LETTER OF CREDIT shall be submitted to the Supplier no later than
October 1, 2004. Any delay in the submission of LETTER OF CREDIT after this date will cause corresponding delay in the Project Schedule.

3.3 After the Final Acceptance, this Agreement shall continue to be in force for the fulfillment of the contractual obligations of the PARTIES which are related to the Final Acceptance, i.e. WARRANTY, SPARE PARTS AVAILABILITY, MAINTENANCE,
OPTIONS, CONFIDENTIALITY, INTELLECTUAL PROPERTY RIGHTS, payments and until the
PARTIES has fully performed all of these obligations in accordance with this
Agreement, unless earlier terminated.

ARTICLE 4 PRICE, PAYMENT AND INVOICING REQUIREMENTS

4.1  Price.

4.1.1 The total amount of the price to be paid by the Buyer to the Supplier for the fulfillment of the SUPPLIER's obligations under this AGREEMENT is described in Appendix C of ANNEX I.

                                       8

4.1.2 The Price is calculated, among other, on the basis of the Bill of
Quantities defined in ANNEX I i.e. unit prices multiplied on the basis of quantity supplied; plus the lump sum for the provision of the items specified as
"lump sum items", as stated in the Bill of Quantities in ANNEX I. Payment shall be made in US Dollars.

4.1.3 It is further clarified that the lump sum for the items specified as "lump sum items" IN Appendix C of ANNEX I, shall remain constant and unchanged throughout the duration of the AGREEMENT, irrespective of the increase or decrease of the CONTRACTUAL ITEMS.

4.1.4  The Price, as defined above, is FOB Tel -Aviv Israel.

4.2  Payment Terms

4.2.1 The Buyer shall pay the Price to the Supplier through the Agent in accordance with the terms and conditions set forth in Appendix C of ANNEX I.

4.2.2 The dates referred herein above (paragraph 4.2.1) relate to the issuance of an invoice by the supplier. The payment shall take place 7 days after the issuance of the invoices.

4.2.3 A fourteen (14) days delay by the Buyer in the scheduled payment dates is considered as an excusable delay to accommodate fixed scheduled payment dates of the Buyer.

4.3 Income Tax. The Supplier and its subcontractors shall pay their corresponding income tax in accordance with the provisions of the Israeli Law or the applicable bilateral agreements for the avoidance of Double Taxation, as the case may be. All payments to Supplier shall be free of any deduction for withholding taxes that apply to payments from Buyer to Supplier.

4.4 Except the Advance Payment, payment to the Supplier shall be made through
Letter of Credit (LOC) issued by First Class International Bank for the total sum of the deployment Cost less the Advance Payment. The LOC will be provided no later than thirty (30) days after the Effective Date. The content of this LOC will include the payment terms as specified in Appendix I of ANNEX I.

4.5 Reconciliation of Accounts. Within ONE (1) month from the fulfillment of the
Final Acceptance, the final account reconciliation for the delivered CONTRACTUAL
ITEMS shall be performed. If a difference exists between the amount of the final account reconciliation and the Price of this Agreement corresponding to the obligations of the Supplier related to the Final Acceptance, this difference shall be resolved within one (1) month from the final account reconciliation, as follows:

(i) if the difference is in favor of the Buyer, by payment of this difference in cash by the Supplier in accordance with the Buyer's written instructions.

(ii) if the difference is in favor of the Supplier, by payment of this difference in cash by the Buyer in accordance with the Supplier's written instructions.

                                       9

On completion of the final account reconciliation, the Buyer and the Supplier shall sign a certificate stating that neither party has any claims with regard to the payment of the Price under this Agreement.

ARTICLE 5 SPECIFICATIONS

The CONTRACTUAL ITEMS to be delivered by the Supplier to the Buyer in accordance with this Agreement shall be new, fully compatible and inter operational between them and in accordance with ANNEX I. Detailed System specifications will be submitted at PDR in accordance with ANNEX I.

ARTICLE 6 SPECIFICATION AMENDMENTS

6.1 No modification to the specifications is allowed unless otherwise agreed between the Parties.

6.2 If the Supplier, during the implementation of the Agreement, discovers that its technical solution does not conform to the operational specifications described in ANNEX I, the Supplier shall notify the Buyer in writing, specifying the details of the non conformance.

6.3 In this event, the Supplier shall be obliged to propose for acceptance to the Buyer, a respective modification of the specifications of the SYSTEM or part of them, so as for the requirements of the operational, specifications that are described in ANNEX I are fulfilled. No modification shall influence the agreed project schedule (as specified in Appendix B of ANNEX I). Buyer shall provide to the Supplier approval or comments forthwith upon the approval or comments. The modifications proposed by the Supplier should be free of charge. The Supplier shall bear all the expenses incurred by the modifications. If the System fails to come into proper operation at the time specified in ANNEX I, the Supplier shall compensate the Buyer a sum equal to zero point one percent (0.1%) of the price of the subject of this Agreement for every delay of one day after the grace period of 60 days up to the maximum level of 10%, if Buyer at its own discretion demands to do so.

6.4 In the event Buyer requires modification of the operational specifications of the SYSTEM or part of them during the deployment of the SYSTEM, Supplier shall present the cost for the implementation and incorporation of modifications asked by Buyer, taking into consideration the timeframe. The cost in this case shall be borne by the Buyer, if he chooses to do so and timeframe shall be adjusted accordingly.

6.5 Following the agreement for the acceptance of the specifications'
modification, the procedures for the amendment of the Agreement shall be in accordance with ARTICLE 40 - "AMENDMENTS OF THE AGREEMENT".

                                       10

ARTICLE 7 ACCEPTANCE PROCEDURES

7.1 The Final Acceptance of the SYSTEM shall be deemed to be effected in accordance with the terms and provisions of this article and of article 8 and in accordance with the principal guidelines defined in ANNEX II. The detailed Final
Acceptance Procedures will be provided on CDR. The Supplier shall enable the use of the SYSTEM by the Buyer for testing procedures in accordance with the timetable provided in ANNEX I of this AGREEMENT. The Supplier shall perform the testing procedures in accordance with the Supplier's internal procedures and the
Completed Acceptance Plan of the SYSTEM, as provided in ANNEX II of the
AGREEMENT. A copy of the Completed Acceptance Plan of the SYSTEM regarding the testing procedures shall be drafted and submitted by the Supplier to the Buyer at least thirty (30) calendar days prior to the dates the testing procedures are scheduled to take place. The acceptance test principles are described in ANNEX
II of this Agreement.

7.2 The Buyer shall be responsible for a proper number of authorised personnel to participate in the acceptance procedure.

7.3 If the tests performed during the application of the Complete Acceptance
Plan for the acceptance of the SYSTEM are not successful according to the
Complete Acceptance Plan, these tests shall be repeated immediately and within the timetable defined in the Complete Acceptance Plan, until they are completed successfully. The Supplier shall repair malfunctions and/or failures/DEFECTS, which may occur in the SYSTEM observing however the delivery timetable of this
Agreement.

7.4 The acceptance procedure shall be completed as soon as the following are achieved:

(i) The tests for the SYSTEM have been completed by the PARTIES, through the signature of the System Acceptance Report ("SSAR").

(ii) Every and all of the materials, equipment and other items provided in the
Bill of Quantities have been delivered, installed and tested for each one of the
SYSTEM,

(iii) The training has been completed and the BUYER's trainees have been certified with the Certificate of Training for the operation and maintenance of the SYSTEM.

(T) All of the written documentation has been delivered to the Buyer.

ARTICLE 8  DELIVERY-ACCEPTANCE-TRANSFER OF OWNERSHIP - RISK OF LOSS OR DAMAGE

DELIVERY-ACCEPTANCE

8.1.1 The Supplier shall deliver the SYSTEM, ready for operational use, and in accordance with the timetable of this Agreement.

                                       11

8.1.2 (i) The SYSTEM shall be accepted by the BUYER after the final acceptance tests have been successfully completed.

(ii) In the event that the BUYER has not sent to the Supplier, any written notice regarding a DEFECT or non successful Final Acceptance Test, as defined in
Article 7 above and in ANNEX II, then the SYSTEM shall be deemed to have achieved Final Acceptance for the purposes of this Agreement and shall be considered to have been accepted by the Buyer within thirty (30) days after the successful final acceptance tests of the SYSTEM. The Supplier is considered to have fulfilled all contractual obligations related to the delivery of the SYSTEM and shall have the right to receive the respective final payment.

(iii) In the event that the BUYER has sent to the Supplier, a written notice regarding a DEFECT or non successful Final Acceptance Test, as defined in
Article 7 above and in ANNEX II, then the Supplier shall take measures to insure that the SYSTEM will commence operating at the time specified in ANNEX I. If the
System fails to come into proper operation at the time specified in ANNEX I because of such DEFECT, the Supplier shall compensate the Buyer a sum equal to zero point one percent (0.1%) of the price of the subject of this Agreement for every delay of one day after the Grace Period of 60 days up to the maximum level of 10%, if the Buy at its own discretion demands to do so.

8.1.3 All CONTRACTUAL ITEMS shall be delivered in accordance with the terms and conditions specified in this Agreement.

8.1.4 The Supplier shall be responsible for the whole process of the training.
Supplier and Buyer will jointly decide on whether the training having been provided properly via examinations on both knowledge and operation, which will be supervised by the representatives respectively designated by the Supplier and the Buyer. The training shall be considered to have been provided properly, upon the issuance and execution by the Supplier of a CERTIFICATE certifying that the training has been completed and provided in accordance with the terms and conditions of this present Agreement. The trainees shall get the CERTIFICATE only after passing the strict examinations.

TRANSFER OF OWNERSHIP -- SERVICES PROVIDED

8.2 The transfer of ownership from the Supplier to the Buyer of the SYSTEM shall be completed upon fulfillment of the conditions of Article 8.1.2 (ii) or as otherwise may be agreed to by the Parties in writing.

8.3 The Parties agree that the Buyer shall not have the right to use the SYSTEM, unless the Buyer has paid the Supplier the amount of the Price defined in article 4.2.1, subject to the terms of article 4.

8.4 The Supplier, upon the date of fulfillment of the conditions of Article
8.1.2(ii) or as otherwise may be agreed to by the Parties in writing, shall transfer to the Buyer the ownership of all CONTRACTUAL ITEMS, free from DEFECTS, any claims of third parties, liens, encumbrances and other legal defects.

                                       12

RISK OF LOSS OR DAMAGE

8.5 All risks of loss or damage to the PRODUCTS shall be transferred from the
Supplier to the Buyer on FOB basis, unless otherwise agreed to by the Parties in writing.

8.6 In the event of loss or defect of a PRODUCT, prior to the transfer of its risk of loss and damage in accordance with this article, the Supplier shall be required to replace it with a new one, at its own expenses.

ARTICLE 9 ADVANCE PAYMENT AND LETTER OF CREDIT

The Buyer shall submit to the Supplier an Advance Payment and Letter of Credit
issued by First Class International Bank in accordance with ANNEX I.

ARTICLE 10 QUALITY ASSURANCE

10.1 The Supplier is ISO 9001 certified? and shall implement a quality assurance system during the implementation of the Agreement.

10.2 The CONTRACTUAL ITEMS shall be accompanied at the time of their delivery by a Certificate of Conformance to the requirements of the Agreement, which will be issued and signed by the Supplier.

10.3 All quality assurance certificates related to the CONTRACTUAL ITEMS shall be in accordance with the Quality Plan. The aforementioned certificates shall certify that the Supplier is in conformance with the requirements of contractual terms and the specifications in accordance with ISO 9001.

ARTICLE 11 WARRANTY

11.1 The Supplier shall provide, for the PRODUCTS a warranty for a period of one
(1) year from the Final Acceptance.

11.2 In the event that, during the warranty period, any DEFECT of material, hardware or software of all PRODUCTS may appear, which is capable of affecting the operation of the SYSTEM by the Buyer, and for which DEFECT the Supplier is responsible in accordance with the terms and conditions of this present ARTICLE, the following shall apply:

i. The BUYER shall send the defective PRODUCT/Part to the SUPPLIER. SUPPLIER shall repair or replace the defective material or PRODUCT hardware and send it back to the BUYER. All transportation and packaging costs shall be borne by the
SUPPLIER.

ii. SUPPLIER shall repair or replace the defective software, at its own expenses.

iii. The warranty period of any defective material, hardware or software replaced by the SUPPLIER shall be one (1) year after the new material, hardware or software is received by the BUYER; SUPPLIER shall extend the warranty period of the repaired defective material,

                                       13

hardware or software for a time period equaling to the time required to restore the operation of the PRODUCT/Part.

11.3  Throughout the warranty period, the following must be observed:

A. The notification of the Supplier by the Buyer, for any appearance of material defect of material, hardware or software, which is covered by this warranty, by sending a written Event Report to the Supplier immediately after the defect's detection.

B. The obligation of the Buyer to avoid further use of the defective item immediately after the defect's detection, in order to avoid further damage to the related SYSTEM.

C. The compliance with the Supplier's written and/or oral directions for the measures the Buyer must take until operations are restored, in accordance with the specifications.

11.4 Ownership of every of material, hardware or software, replaced in accordance with the terms of the Warranty shall be transferred to the SUPPLIER.
Every item repaired within the frame of the warranty shall be covered under the warranty until the end of the initial warranty period or of its extension in accordance with Article 11.2 (c).

11.5 The PRODUCTS shall be stored, used, tested/ inspected and placed in operation in accordance with the Technical Manuals and all other written instructions issued by the Supplier.

11.6 The Warranty provided by the Supplier shall not cover defects resulting from:

A. Damages or malfunctions caused by the use of unauthorized individuals, bad use or non compliance or non-conformity with the Supplier's written directions.

B. Damages or malfunctions caused by:

(1) Electric power overload, fire, (excluding fire caused by defect of material)
and / or force majeure;

(2) Improper storage;

(3) PRODUCTS that have been opened or dissembled by the Buyer, without the
Supplier's authorization for such action;

(4) Vandalism or other criminal activity of third parties.

11.7 This warranty also covers the cost of parts, materials, and mechanical parts which have suffered damages of any nature exclusively due to the defective
CONTRACTUAL ITEM, and which damage was notified to the Supplier in a timely manner, so that the SYSTEM may be returned to a state of full and proper operation.

11.8 Within the warranty period the SUPPLIER shall provide the BUYER the necessary spare parts free of charge. After the warranty period, the BUYER will have the option to buy the above-mentioned spare parts or to return the spare parts to the SUPPLIER.

                                     14

ARTICLE 12 MAINTENANCE

The Supplier shall provide to the Buyer the Maintenance Services up to the end of Warranty Period, according to the terms and conditions stated in ANNEX I.
After the Warranty Period, the Supplier shall provide to the Buyer the
Maintenance Services according to the terms and conditions based on Maintenance and Support Agreement to be signed between the Parties based upon ANNEX VI -
MAINTENANCE AND SUPPORT AGREEMENT PRINCIPLES.

ARTICLE 13 TRAINING

13.1 The Supplier is obliged to provide training in accordance with this article, and ANNEX I to the trainees of the BUYER in the deployment, integration, use and operation of the SYSTEM.

13.2 The Buyer, in order to facilitate the Supplier to fulfill its training obligation as defined in paragraph 13.1 above and in ANNEX I, agrees to provide to the Supplier the following services under the terms and conditions defined herein below:

13.2.1. The Buyer shall designate the personnel to be trained by the Supplier.
The training shall be in the English language to the Buyer's designated trainees as set forth in ANNEX 1. The training material which will be used during the training shall be in the English language.

13.2.2. The Supplier will supply a training facility in Israel as required, in accordance with ANNEX I.

13.3 Following the training to be provided by the Supplier to the personnel designated by the Buyer, the latter will train the all of his additional employees.

13.4 The personnel designated by the Buyer to act as instructors (after their training) will have the responsibility to translate the training material to the
Chinese language.

English versions of the training material will be provided to the trainees with the English one being the official.

13.5 The Supplier shall, at the end of each training course, provide a
Certificate of Successful Completion of Training to each trainee who successfully completes the training course and passes the examinations supervised by the Supplier and the Buyer together.

ARTICLE 14 INSURANCE

14.1 Notwithstanding any provision contained herein, any Party and its employees, agents, representatives, consultants, subcontractors, and suppliers, are not insured by the other Party, and are not covered under any policy of insurance that the other Party has obtained or has in place.

14.2 The CONTRACTUAL ITEMS shall be insured against loss and damage during transportation, at the Buyer's cost, for their full contract value. This insurance shall cover all risks relative to the nature of the goods, including, without limiting the generality of the foregoing, strikes.

                                       15

14.3 For the implementation of this Agreement, every Party and its subcontractors shall have insurance coverage against general risks and civil liability, which they usually conclude for their own protection. In addition, they shall maintain the aforementioned insurance coverage in force until Final
Acceptance.

ARTICLE 15 INFRINGEMENT OF INTELLECTUAL PROPERTY RIGHTS

15.1. Indemnity. Subject to Sections 15.3 below, Supplier will defend, indemnify and hold harmless Buyer, and its directors, officers, employees and agents, from and against any and all INTELLECTUAL PROPERTY RIGHTS claims, demands, liabilities, actions, suits, proceedings (including reasonable attorneys' fees)
asserted by a third party arising out of or relating to Supplier's performance under this Agreement, and Supplier agrees to undertake the cost of defending the same, and will pay resulting costs and damages finally awarded, provided that:

15.1.1. Buyer promptly notifies Supplier of the claim;

15.1.2. Buyer cooperates with Supplier in the defense, provided that Supplier reimburses Buyer for its reasonable out-of-pocket expenses (including reasonable outside counsel legal fees) associated with such cooperation; and

15.1.3. Supplier has sole control of the defense and all related settlement negotiations, using counsel reasonably satisfactory to Buyer.

15.2. Supplier's Obligations Regarding Infringement Claims. No warranty; Buyer
Due Diligence. Supplier represents and warrants to Buyer that as of the
Effective Date it has not been notified of any claim that Supplier's use of the
System violates the legally protected trade secret, proprietary right or other interest of a third party, or infringes a patent, copyright or other intellectual property right of a third party (a "Third Party Infringement
Claim"). Buyer acknowledges and agrees, however, that Supplier makes absolutely no representation or warranty regarding Third Party Infringement Claims arising from Buyer's use of the System in the Territory. Supplier strongly encourages
Buyer to conduct copyright searches and other appropriate due diligence, in the
Territory to ensure that Buyer's use of the System in the Territory will not result in a Third Party Infringement Claim. Buyer acknowledges and agrees that it is assuming all risk and liability that a Third Party Infringement Claim may result from Buyer's use of the System in the Territory.

15.3. Third Party Infringement Claims. If a Third Party Infringement Claim
occurs as described in Clause 15.1 above with respect to one or more elements of the System, or in Supplier's opinion is likely to occur, Supplier will use reasonable efforts, at its option and expense, either to challenge such Third
Party Infringement Claim or otherwise procure for Buyer the right to continue to use, maintain and provide support for the System, or to replace or modify the alleged infringing element so that such element becomes non-infringing, provided that such replacement or modification does not materially affect performance of the System.

                                       16

ARTICLE 16 TIMETABLE FOR THE IMPLEMENTATION OF THE AGREEMENT - PROGRESS REVIEWS
- MONITORING / REVIEW COMMITTEES TIMETABLE FOR THE IMPLEMENTATION

16.1 The timetable for the implementation of this Agreement, based on which the
CONTRACTUAL ITEMS, are provided to the Buyer is included in ANNEX I.

16.2. The Agreement shall become effective in accordance with ARTICLE 3 "TERM OF
THE AGREEMENT/EFFECTIVITY" and the timetable mentioned in Article 16.1 is calculated from the effective date of the Agreement.

PROGRESS REVIEWS

16.3 The Supplier shall meet with the Buyer to review the progress of the
Agreement implementation. The scheduled meetings shall be a means of communication with the Buyer to examine the agenda issues which have been agreed upon or those for which the Buyer shall be required to be briefed on from time to time.

16.4 The Supplier shall submit specific issues of the agenda prior to the scheduled review meeting. The Agenda issues shall cover, inductively, but not limited to, issues of the development for specific CONTRACTUAL ITEMS, design and production reviews, modifications, contractual and logistics issues, possibly requested tests, financial issues and deliveries. The Buyer must respond within seven (7) calendar days from receipt of the aforementioned issues. The Buyer may request modifications and / or additional items to be discussed, so that the scheduled agenda shall include other issues under the condition that these changes are included in the object of this Agreement.

16.5. The specific meeting dates and the location of the meetings shall be agreed upon between the parties.

MONITORING OF THE IMPLEMENTATION OF THE AGREEMENT

16.6. The representatives of each Party shall adhere to the regulations and limitations imposed by the other Party at the facilities where they shall be housed or in the locations they shall visit.

16.7 Under the terms and conditions of the above paragraph, the Supplier shall ensure the Buyer's representative will have access to all locations related to the production, use and testing, performance use and testing, and the completion, verification and quality control of the SYSTEM. The Buyer shall notify the Supplier fourteen (14) days in advance, regarding the visits of the
Buyer's representatives and shall inform the Supplier of the number and identities of the representatives, the purpose of the visit. The visit shall take place during business hours or otherwise agreed by the Parties in emergency or special situation. The Buyer's representatives shall avoid all acts which may hinder the smooth operation of the facilities.

ARTICLE 17 WAIVER OF RIGHTS

17.1. The waiver or the non exercise of any term of this Agreement by either of the Parties shall not constitute a waiver of any of the rights of the said
Party. Such resignation shall be valid only

                                       17

if it is agreed upon in writing between both Parties, in accordance with ARTICLE
40 "AMENDMENT OF THE AGREEMENT".

17.2. Failure or omission of either of the two Parties to impose upon the other
Party, at any time, the application of the provisions of this Agreement or to exercise any right provided by this Agreement shall not be interpreted as being a present or future resignation from these provisions or rights and shall not affect the existence /validity, enforcement of the Agreement.

17.3. The explicit resignation of any of the Parties from any of the rights resulting from any ARTICLE or any provision contained in this document, does not constitute a waiver/ resignation from any future right or obligation in accordance with this ARTICLE or provision, or waiver/ resignation from any other right which derives from any term of this Agreement, unless it has been agreed to otherwise between both Parties.

17.4. Any omission by the either Party to immediately claim any indemnification from the other Party for any damage, costs or other expenses that will be paid by it for the other Party's account, shall not constitute resignation of the
Party from its right to claim indemnification for the damages, costs or other expenses and the Party has the right to claim the aforementioned indemnification at any time, in accordance with this Agreement.

ARTICLE 18 LICENSES, PERMITS AND APPROVALS

18.1 The Buyer will be responsible to provide any Local Licenses and permits necessary to establish and operate the System in the Region and in order for the
Supplier to have access to the sites provided to in this Agreement in order for the latter to fulfill its contractual obligations in accordance with this
Agreement. The Buyer shall be responsible to obtain any other licenses, permits and approvals necessary for the Supplier to perform its contractual obligations, including any and all permits and approvals related to the Supplier's and its subcontractors' personnel, such as security provision requirements, visas, work and residence permits if required, etc. Without derogating from the above, the
Buyer shall assist and support the Supplier and shall use its best efforts to arrange for the residence permits as well as for the necessary work permits for the Supplier's personnel.

18.2 According to the requirements of the Chinese government, Supplier shall be responsible for applying for the Telecommunication Equipment Network Access Type
Approval to the relevant Chinese government departments; Buyer shall co-operate diligently with Supplier for the application.

18.2.1 To perform the foregoing tasks, the Supplier and its parent company
Ituran Location and Control Ltd. will authorize Buyer as their representative office in the Region within thirty (30) calendar days from the Effective Date of this Agreement. The term of this authorization shall be no shorter than five (5)
years. The representative office will represent the Supplier to apply for the
Telecommunication Equipment Network Access and Type Approval to the relevant
Chinese authorities.

18.2.2 Supplier and its parent company Ituran Location and Control Ltd. shall provide all the documents required for setting up the representative office in
China.

                                       18

18.2.3 Buyer will play its role, at its own expenses, as the representative office of Supplier and its parent company Ituran Location and Control Ltd. in the Region. The fees charged by the relevant Chinese authorities during the application for setting up the representative office in China shall be borne by
Supplier and its parent company Ituran Location and Control Ltd.

18.2.4 The costs of applying for the Telecommunication Equipment Network Access and Type Approval to the relevant authorities of China shall be borne by
Supplier and its parent company Ituran Location and Control Ltd.

18.2.5 Any delays caused during the process of the fulfillment of forgoing tasks not caused due to the faulty behavior of the Supplier, and causing the corresponding delay in the project schedule, will be considered "excusable delays" and defined in article 21.3

ARTICLE 19  COMPLIANCE WITH LAWS

19.1 The Parties specifically acknowledges that themselves and their supplier's employees, agents, subcontractors, and consultants shall conduct business within the letter and spirit of all applicable laws and regulations.

19.2 The Buyer must receive all necessary approvals, including import licenses from the competent local government agencies.

19.3 Should the Buyer be found to be non-compliant with any of the provisions of the aforementioned laws; as well as of article 18, the Buyer shall indemnify the
Supplier for any penalty, loss or expenses incurred by Supplier as a result of
Buyer's breach of any of its obligations under this Article.

19.4 Each Party is responsible for the supervision and safety of its personnel and the personnel of its subcontractors/suppliers. All delivered products, work or services provided or performed under this Agreement by each Party shall be safe for all uses contemplated by the present Agreement. The Buyer is responsible for the supervision and safety of its personnel and the personnel of its subcontractors/suppliers.

ARTICLE 20  GOVERNING LAW/ARBITRATION

20.1 This Agreement shall be governed by and construed in accordance with the laws of United Kingdom (LAW) without regard to its conflict or choice of law provisions. This Agreement and all related correspondence shall be written in the English language, which shall take precedence over any translation.

20.2 Any dispute arising out of or in connection with this Agreement, including its existence, validity or termination, shall be handled in accordance with the following process:

20.3 The Buyer and Supplier's in-country program managers shall agree to enter into negotiations to resolve such dispute. Both parties agree to negotiate in good faith to reach a mutually agreeable settlement within a reasonable amount of time. If after a period of twenty (20) calendar days the dispute remains unresolved, it shall then be solely and finally settled by binding arbitration under the Rules of Conciliation and Arbitration of the International Chamber

                                       19

of Commerce (ICC), which rules are deemed to be incorporated by reference into this article. The tribunal shall consist of three (3) arbitrators appointed pursuant to the rules of the ICC and as follows: one arbitrator shall be appointed by the Buyer, one by the Supplier. The third arbitrator shall be appointed by the other two arbitrators and shall be the president of the tribunal. The place of the arbitration shall be Vancouver, Canada. The English language shall be used throughout the arbitral proceedings. The judgment rendered by the arbitrators upon the award shall be final and binding upon the
Parties and may be submitted in any court having jurisdiction for the purposes of obtaining an order of enforcement or judicial acceptance of the award, as the case may be.

20.4 The Parties shall not be entitled for any reason whatsoever, to stop the implementation of this Agreement or/ and any of the obligations hereto. As an exception to the aforementioned, in the event that the Buyer delays the payment to the Supplier of any overdue amount of the Price, for a period which is longer than fourteen (14) days from the date that this amount became due and payable in accordance with the terms and conditions of this Agreement, then the Supplier shall have the right to stop the implementation of its obligations until the date that the Buyer will fulfill its respective obligation for payment.

ARTICLE 21  LIMITATION OF LIABILITY

21.1 AGGREGATE LIABILITY. Irrespective of the number of claims and the basis of such claims, the maximum aggregate liability of either party in connection with this agreement for any direct damages or losses, whether such claim arises in contract, tort or otherwise, shall not exceed a sum equal to the amounts actually paid by Buyer to Supplier in terms of this Agreement, in addition to a
Performance Bond equal to the 10% of the amounts paid by the Buyer to the
Supplier.

21.2 SOLE LIABILITY. Either Party (and its suppliers) obligations and liability under this Article and this Agreement shall be Either Party's sole obligations and liability to the other Party and any third party and the Party's exclusive remedy and the other Party shall have no other liability whatsoever.

21.3 EXCUSABLE DELAY. The liability do not apply when the Supplier is unable to complete or is late in fulfilling its contractual obligations towards the Buyer exclusively and solely as a result of the culpable ("ipetia siberifora")
behavior of the Buyer or of any of Buyer's subcontractors and/or the culpable failure of fulfillment of Buyer's responsibilities in accordance with this
Agreement, or due to reasons of force majeure in accordance with article 23 hereto ("EXCUSABLE DELAY"), nevertheless the Parties will make their best efforts to retain the time schedule and meet the program milestones. In cases of excusable delays, the Buyer will hold the Supplier harmless from damages and shall not impose penalties to the Supplier.

ARTICLE 22  ASSIGNMENT OF RIGHTS AND OBLIGATIONS

Neither party shall be entitled to assign its rights or obligations hereunder without the prior consent of the other party except for assignments to parent companies or related companies that have major participation from each party.

                                       20

ARTICLE 23  FORCE MAJEURE

23.1 If either Party, due to reasons of force majeure, is not able to fulfill its contractual obligations, and particularly to deliver the CONTRACTUAL ITEMS within the time limits specified in ARTICLE 8 - "DELIVERY - ACCEPTANCE --
TRANSFER OF OWNERSHIP -- RISK OF LOSS OR DAMAGE" then the time limits for the fulfillment of its obligations and for the delivery of the CONTRACTUAL ITEMS shall be extended for a time period equal to the duration of the event which constitutes Force Majeure and of its results, without imposing any applicable sanctions, under the condition that the Party suffering the Force Majeure Events shall act as specified in the following paragraphs of this ARTICLE.

23.2 The proof of the event which constitutes, Force Majeure and the duration of its results, as well as the size of the negative implications of the occurring of such an event to the smooth implementation of this Agreement, shall be the responsibility of the Party suffering the Force Majeure Events, who shall be obliged to submit to the other Party a notification together with the proper documents issued by the competent authorities, as the case may be, within, at the latest, thirty (30) days from the time the Force Majeure event occurred, while, in the event that they are continuous, the Party suffering the Force
Majeure Events shall within the same time period, specify their estimated end if possible.

23.3. Taking into consideration the special conditions of the implementation of this Agreement and the importance of its timely implementation in accordance with ARTICLE 2.6 above, as Force Majeure Events shall be deemed only those which: a) are beyond the control of the Party suffering the events, b) they take place without being caused by such Party's culpability, c) hinder this Party from fulfilling its obligations despite the reasonable attempts to implement alternative means and ways for this fulfillment. The following events shall be considered to constitute Force Majeure, under the aforementioned conditions:

23.3.1  Destructive fires, floods, earthquakes or other natural disasters.

23.3.2 Generalized war that hinders specifically the implementation of the
Agreement.

23.3.3 Embargo or accidents that influence the transportation and delivery of the CONTRACTUAL ITEMS.

23.3.4  Political upheaval, terrorist acts,

23.3.5. Interruption of power supply and other utilities or verified machinery damage.

23.3.6 General or partial strike, declared by the legally recognized unions, at the Supplier's facilities.

23.3.7 The announcement by the foreign affairs ministry, which forever reason warn, or limits or forbids one side to travel to the other Party state.

23.4 If the Parties do not agree as to the characterization of events, other than those described in Paragraph 23.3 above, as constituting force majeure and/or as to their consequences to the inability of the Party who pleads them for the non fulfillment of its contractual obligations, the

                                       21

provisions of ARTICLE 20 - "APPLICABLE LAW - ARBITRATION" shall apply. No Party shall unjustifiably refuse the acceptance of a proven event of Force Majeure.
The Party that will have been notified regarding the occurring of an event constituting Force Majeure, is obliged, within eight (8) calendar days after receiving the information documenting the event which constitutes Force Majeure, to notify the other Party in writing of its acceptance or refusal to accept that the event constitutes force majeure; otherwise, the event and its consequences shall be considered accepted.

23.6 The Party appealing a force majeure event, shall continue to perform the part of its contractual obligations which is not affected by the force majeure event and shall make all reasonable efforts in order to minimize the negative impact of this event in the fulfillment of its obligations. After the occurring of the force majeure event, the implementation of this Agreement shall continue in the most beneficial manner for both parties. In case that modifications are required in the delivery timetable, the payment timetable, etc. these shall be defined and shall be mutually agreed to within eight (8) calendar days in accordance with ARTICLE 40 "AMENDMENTS OF THE AGREEMENT", from the time that the affected Party provided written notification that the force majeure event is terminated.

ARTICLE 24 LOCAL MANUFACTURING, RESEARCH AND, DEVELOPMENT

24.1 The parties acknowledge the importance of production of end-user equipment in THE REGION. The Supplier will choose the adequate Chinese manufacturer for the end-user equipment approved by Buyer. The Buyer has the exclusive right to finally confirm a manufacturer. This Chinese manufacturer will produce the end user equipment as Supplier's subcontractor. Ways of manufacturing and settlement shall be stipulated in separate agreement negotiated by the Parties. The manufacturing of end user equipment by the Chinese Manufacturer chosen by the
Parties will commence after the production and supplying of specified quantities of the equipment by Supplier's current manufacturers as will be agreed between the Parties.

24.2 The parties agree to produce BASE STATIONS in the China Mainland. The production may start from simply assembly of Base Station equipment, then gradually transits to extensive manufacture. All details (time, terms etc.) of the production of Base Stations will be negotiated in the future. The manufacturing of BASE STATIONS by the Chinese Manufacturer chosen by the Parties will commence after the production and supplying of specified quantities of the
BASE STATIONS by Supplier's current manufacturers as will be agreed between the
Parties. This Chinese manufacturer will produce Base Station equipment as
Supplier's subcontractor. Ways of manufacturing and settlement shall be stipulated in separate agreement negotiated by the Parties.

24.3 Setting Up Research and Development Center (R&D, Center). The Parties
herein acknowledge the great potential of Chinese market and the importance of this market to the future development of the Supplier. After the deployment of the First Phase System, the Parties shall discuss the details of setting up R&D
Centers of Ituran system in China. The Supplier may take multiple ways to set up the R&D Center in cooperation with the Buyer; the Buyer will have a sole right to designate the Chinese companies for this task. The aforesaid designated companies shall be approved by the Supplier.

                                       22

ARTICLE 25  SUCCESSORS

This Agreement shall inure to the benefit of, and shall be binding upon the
Parties hereto and their successors, and legal representatives.

ARTICLE 26 TECHNICAL AND CONTRACTUAL REPRESENTATIVES

26.1 The Parties shall designate and notify in writing to the other Party their technical and contractual authorized representatives.

26.2 All communications shall be in English. Communications that could affect the Agreement's Price, schedules, statement of work, or these terms and conditions shall be made only with the authorized contractual representatives noted above. No changes to this Agreement shall be binding upon either party unless incorporated in a written modification to the Agreement and signed by the contractual representatives of both Parties.

ARTICLE 27  COOPERATION

Each Party and their respective employees, agents, subcontractors, vendors and consultants shall fully cooperate and not interfere with the performance of employees, agents, other subcontractors, vendors or consultants of other persons or entities working for the implementation of the SYSTEM. Each Party shall be obliged to coordinate the activities of its subcontractors so as to ensure that the other Party and its subcontractors are able to proceed without any delay with the execution of the tasks to be performed.

ARTICLE 28  RELATIONSHIP OF PARTIES

The parties and their respective subcontractors are independent contractors and nothing contained in this Agreement shall be deemed or construed to create a partnership, joint venture, or other relationship other than that of Supplier and Buyer or those mentioned in any other agreement between the Parties. Every
Party will be solely responsible for payment of all compensation owed to its employees, its subcontractors as well as employment related taxes.

ARTICLE 29  ITURAN RADIO LOCATION SYSTEM LICENSE

29.1 The Supplier on its own behalf and on behalf of other companies that license Technologies incorporated in the System grants the Buyer a sole and exclusive license to use Ituran Technologies in the Territory, including without limitation the System, and certain solutions and all software of the Supplier, as long as they are incorporated in the System, for the purpose of operating, maintaining and promoting the terrestrial location-based services to the potential customers and end-users including but not limited to, the general public, military, marine, police, and security forces, within the Territory pursuant to the terms of this Agreement.

29.2 The Ituran Radio Location System License by the Supplier is comprised of the license for the total system and the license for NCC (Network Control
Center) software per regional NCC. Any monthly service feel or royalty fee per customer or transponder shall not be charged by the Supplier to customer in any case.

                                       23

29.3. The Supplier shall not directly, or shall not grant any license, concerning Ituran Technologies, to any company that intends to, provide any license for the Ituran Radio Location System in the Region or sublicense the
Ituran Technologies to any other company which may engage in such services in the Region. The Supplier hereby declares that it possesses all necessary licenses from other Parties to fulfill its obligations under this Agreement.

29.4 Without the prior approval of the Supplier, the Buyer or its related companies shall not engage with other companies that provide location technology competitive with Ituran Technologies.

ARTICLE 30  CONFIDENTIALITY

30.1 All information obtained by the Buyer and the Supplier relative to the
Supplier or the Buyer, for or in connection with this Agreement, including but not limited to information obtained during proposal and pre-proposal efforts,
PROJECT INITIATION AGREEMENT and Agreement negotiations, site visits and meetings shall be considered confidential. Accordingly, each Party agrees that it will not disclose to any person such confidential information unless that person has a need to know for the implementation of this Agreement, and is bound by confidentiality obligations consistent with those in this Article. Further, each party shall use confidential information solely for the performance of this
Agreement and for no other purpose. Confidential information shall include, but not be limited to, the features of any equipment, tools, gauges, patterns, designs, drawings, specifications, engineering data or other technical, financial, business, pricing, or proprietary information furnished by or relating to the Supplier or the Buyer. Each Party also agrees to abide by any restrictive legends placed on such information. Upon completion or termination of this Agreement, each Party shall return all such information to its owner or make such other disposition thereof as may be directed or approved by such party.

30.2 The Parties may be required to disclose certain information in order to acquire certain approvals required by each Party's Government or under any law.
Such information may include specifications, technical and financial information, plans, technical reports and other similar information required for export/import license acquisition. Each Party shall inform the other before making such disclosures. Prior to disclosing such information, the disclosing
Party shall notify the receiving party in writing, or by appropriate markings on the documents, that the information is confidential, proprietary, or for "strict official use", as applicable.

30.3. Any Party may disclose any information required by any law.

30.4 Similarly, it may be necessary to disclose certain information to the subcontractors and suppliers of each Party for the performance of the Agreement.
In that case also, each Party shall observe the same restrictions as described above. In addition, each party shall execute with such subcontractors and suppliers a non-disclosure agreement with terms consistent with this article.

ARTICLE 31  INTELLECTUAL PROPERTY RIGHTS, OWNERSHIP, PATENTS AND ROYALTIES

31.1 The Supplier represents, undertakes and warrants that it owns the intellectual property rights or know-how relating to the special equipment of the System, and possesses licenses for other components of the System.

                                       24

31.2 The Supplier agrees to pay all royalties and license fees owed by the
Supplier to any third party by reason of performance of the Supplier on this
Agreement. The Buyer agrees to pay all royalties and license fees owed by the
Buyer to any third party by reason of performance of the Buyer on this
Agreement.

31.3 The Supplier and the Buyer shall each retain ownership of, and all right, title and interest in and to, their respective, pre-existing technology. For matter of clarity, all trademarks, trade names, copyrights, patents and other intellectual property rights used or embodied in or in connection with the
CONTRACTUAL ITEMS developed by the Supplier, and all documentation and manuals relating thereto shall be and remain the sole property of Supplier, and Buyer shall not during or at any time after the expiry or termination of this
Agreement in any way question or dispute the ownership by Supplier of any such rights.

31.4  Licenses and Technical Documentation.

(a) Supplier grants the licenses to the Buyer for the technology as set forth in the Article 29, and in accordance with article 8.3. Such licenses shall be non transferable. The intellectual property rights associated with such licenses shall be owned by the Supplier or the Supplier's subcontractors and suppliers.
The licenses are granted in this Agreement for use by the Buyer or any permitted assignee. The licenses shall not grant the right to reverse engineering, copy, manufacture or reproduce any of the CONTRACTUAL ITEMS delivered hereunder by the
Supplier.

(b) All of the documentation provided to the Buyer and in accordance with this
Agreement shall be complete and shall correspond to the most current version of the accompanying products as they have been delivered to the Buyer.

ARTICLE 32  TRANSFER OF INTELLECTUAL PROPERTY RIGHTS

The PARTIES agree as follows regarding the transfer of the intellectual property rights hereunder. The Supplier agrees to transfer exclusively for the use within the Region the title, ownership to the intellectual property rights, including
Know-how, patents and the source codes of all the application software of the
SYSTEM, which he owns, to the Buyer once the following conditions are fulfilled.
The intellectual property rights, including Know-how, patents and the source codes of all the application software of the SYSTEM which Supplier owns then transferred from the Supplier to the Buyer shall be up-to-date and being used in the SYSTEM:

32.1 The Buyer has paid the Supplier an aggregated sum of US$150 million (one hundred and fifty million) (including payments that have been made for the special equipment of Ituran system, System licensing fee, software licensing fee, etc.)

32.2 Upon the completion of the transfer, the BUYER will own the title, ownership to the intellectual property rights, including Know-how, patents and the source codes as mentioned above. The transferred intellectual property rights shall only be used in the Region, and shall not be used for any commercial purpose or any other purpose, outside the Region. The supplier shall retain full title and ownership to the intellectual property rights outside the
Region.

                                       25

ARTICLE 33  PUBLICITY AND DISCLOSURE

Neither Party shall use the name or logo of the other Party in any news release, public announcement, advertisement or other form of publicity, or disclose any of the terms or subject matter of this Agreement to any third party except as may be required by the law and for the performance of this Agreement, without securing the prior written consent of the other Party's Contractual
Representative.

ARTICLE 34 NOTICE

Any notice to be given hereunder by either Party to the other shall be in writing and signed by an authorized representative in the English Language and shall be deemed received when delivered by confirmed facsimile or recognized courier. The Parties agree that notices delivered orally, or by electronic mail on the Internet or by intranet, do not constitute official, enforceable notices under this Article.

Notices to Buyer shall be addressed to:

Golden Net Communication Technology Ltd.
C-209, 25 Fuxing Road
Zhongguancun Science Park
Beijing, 100036, P.R.  China
Tel:  +86-10-68181557
Fax:  +86-10-68185315
Attn:  Mr Guangyi Cao

Notices to Agent shall be addressed to:

Digitrack (China) Group Co. Ltd
Shop 55 2/F Lever Building 33, Larch Street
Tai Kok Tsvi Kowloon
Tel:  + (852)31881257
Fax:  + (852)34285609
Attn:  Mr Hongming Xu

Notices to Supplier shall be addressed to:

Telematics Wireless Ltd.
26 Hamelacha st.,
Holon, Israel
Tel:  +972-3-5575757
Fax:  +972-3-5575703
Attn:  Mr Kafri Eddy,
Mr Sternberg Roman

If either Party changes its address or facsimile number (or any part thereof)
during the Term, it shall so advise the other Party in writing. Any notice thereafter required to be given shall be sent by a recognized courier or fax to such new address or to the new or revised facsimile number.

                                       26

ARTICLE 35  LIABILITY

UNLESS OTHERWISE STIPULATED IN THIS AGREEMENT, IN NO EVENT SHALL EITHER PARTY BE
LIABLE TO THE OTHER FOR ANY DAMAGES OR FOR ANY LOST REVENUES, LOST PROFITS, OR
OTHER INDIRECT, SPECIAL, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES CAUSED,
IN WHOLE OR IN PART, BY THE LICENSING, USE OR SALE OF THE SYSTEM OR ANY PART
THEREOF, INCLUDING, BUT NOT LIMITED TO, ANY LICENSE, OR OTHERWISE ARISING OUT OF
OR RELATING TO THIS AGREEMENT. NOTHING IN THIS SECTION SHALL RELIEVE BUYER OF
ANY OBLIGATION TO PAY TO SUPPLIER AMOUNTS DUE AND OWING UNDER THIS AGREEMENT AND
DEVELOPMENT, TRAINING AND SUPPORT CHARGES UNDER THIS AGREEMENT.

ARTICLE 36  TERMINATION

36.1 Buyer may, by written notice of default of Supplier, terminate the whole or any part of this Agreement, in any one of the following circumstances:

(i) Supplier fails for reasons due to his liable behavior to make delivery of the CONTRACTUAL ITEMS within one hundred and twenty (120) days after the dates, set forth in ANNEX I or any extension thereof due to Force Majeure reasons or any extension due to excusable delay, as defined in Article 21.3 of the present
Agreement; or

(ii) Supplier fails for reasons due to his liable behavior to perform any of its contractual obligations, all being defined hereto as "major contractual obligations" as the term "major contractual responsibilities" is specified according to the principles of good faith, despite the fact that it has been notified by the Buyer in accordance with paragraph 36.2; or

(iii) Supplier becomes insolvent or the subject of proceedings under any law relating to the relief of debtors or admits in writing its inability to pay its debts as they become due.

36.1 Buyer may, by written notice of default to Supplier, terminate the whole or any part of this Agreement, in any one of the following circumstances:

36.2  Procedure for Termination

If one or more reasons stated in paragraph 36.1 hereinabove occurs, the following procedure shall apply:

Termination by the Buyer

(a) The Buyer shall send written notification to the Supplier regarding the
Buyer's intent to declare this Agreement terminated, indicating the specific breach of the Supplier's contractual obligation and requesting the Supplier to take any action or actions necessary to remedy the situation.

(b) The Supplier shall have the obligation to remedy the breach within one hundred and twenty (120) calendar days from the date the written notification was received, or, if the breach for

                                       27

which the Supplier is responsible cannot be remedied within one hundred and twenty (120) calendar days, the Supplier shall have the obligation to propose a remedy and timetable for fulfilling the proposed remedy.

(c) If the Supplier fails to remedy the violation for which the Supplier is responsible within one hundred and twenty (120) calendar days from the time the written notice is received, or the Supplier fails to propose a remedy and a timetable of implementation of the proposed remedy within one hundred and twenty
(120) calendar days, the Buyer shall have the right to terminate the Agreement, in whole or in part, by sending written notification to the Supplier specifying further the reasons for calling the Agreement terminated and the effective date of the termination.

36.3 If this Agreement is so terminated, Buyer may procure or otherwise obtain, upon such terms and in such manner as Buyer may reasonably deem appropriate, remedy solely as stated in this Agreement.

36.4 Supplier shall transfer title and deliver to Buyer, to the extent requested in writing, such complete or partially completed articles, property, materials, parts, tools, fixtures, plans, drawings, information, which shall be defined as termination inventory upon payment by Buyer the respective Agreement price.

36.5 The Supplier shall continue performance of this Agreement to the extent not terminated and so requested by the Buyer.

36.6 In the event that Buyer terminates the Agreement for Force Majeure or for any reason whatsoever as stated above, this Agreement shall be terminated without liability or claims by either party as a result thereof. In such event the Buyer shall pay the Supplier for all the CONTRACTUAL ITEMS delivered by the
Supplier up to the effective date of the said termination. The parties shall settle all open accounts, and Supplier shall not be entitled for any reason whatsoever, to claim lost profits or consequential damages or costs resulting from such termination.

36.7  Termination by the Supplier

The Supplier shall be entitled to terminate this Agreement as stated in Articles
36.1 - 36.6 above, MOTATIS MOTANDIS.

36.8  Time Schedules

In a case either Party is in a breach of an obligation, all time schedules shall be postponed respectively, for the period of the breach.

36.9 If the Buyer has exercised his option of receiving the delay penalties from the Supplier as specified in Articles 6.3 and 8.1.2 and then exercised the option of Termination of this Agreement, the delay penalties paid by the
Supplieer will be deducted from the Performance Bond sum to be paid to the
Buyer.

                                       28

ARTICLE 37  TECHNICAL DOCUMENTATION (BIBLIOGRAPHY)

37.1 The Supplier shall provide at no separate cost to the Buyer, technical bibliography and - maintenance - training bibliography in writing and electronic form. The manuals shall accompany all technical equipment provided, including the manuals of use as well as those of the management of maintenance of the
SYSTEMS. The documentation shall include:

o Base Station Specifications
o Vehicle Location Unit Specifications
o Personal Location Unit Specifications
o Control Center Diagrams
o Control Center Infrastructure requirements Specifications
o Base Station Infrastructure requirements specifications
o Control Center operating Procedures
o Fleet Management Post Operating Manual
o VLU and PAL Registration and Activation Procedure
o System Acceptance Test Procedures
o Vehicle Location Unit general Installation instructions
o Monthly progress reports
o Design Reviews documentation

37.2 All the manuals of operation and other documentation shall be provided in
English language.

37.3 The manuals for standard commercial type (COTS) shall be delivered in the same form they were created by the manufacturer in English, provided however this equipment is supplied by Supplier.

37.4  The exact quantities of the bibliography shall be defined in PDR.

37.5 The TECHNICAL DOCUMENTATION to be delivered to the end users shall cover the operation and the maintenance of the first stage (first line maintenance) of the SYSTEMS to the extent that is provided in this Agreement.

37.6 The Supplier guaranties the completeness and correctness of the TECHNICAL
DOCUMENTATION to be provided to the Buyer.

ARTICLE 38  CONFLICT OF INTEREST/SEVERABILITY.

38.1 Supplier shall exercise reasonable care and diligence to prevent any actions or conditions which could result in a conflict with the Buyer's best interests in connection with this Agreement. This obligation shall apply to the activities of the Supplier's employees and agents in their relations with the
Buyer's employees, their families, vendors and third parties arising from this
Agreement and accomplishing work hereunder.

38.2. Buyer shall exercise reasonable care and diligence to prevent any actions or conditions which could result in a conflict with the Supplier's best interests in connection with this Agreement. This obligation shall apply to the activities of the Buyer's employees and agents in

                                       29

their relations with the Supplier's employees, their families, vendors and third parties arising from this Agreement and accomplishing work hereunder.

38.3 If any term of this Agreement is held or finally determined to be invalid, illegal or unenforceable in any respect, in whole or in part, such term shall be severed from this Agreement, and the Parties shall exercise their best efforts in order that the remaining terms contained herein shall continue in force and effect.

ARTICLE 39  INTERPRETATION

The captions and headings used in this Agreement are solely for the convenience of the parties, and shall not be used in the interpretation of the text of this
Agreement. Each party has read and agreed to the specific language of this
Agreement; therefore no conflict, ambiguity or doubtful interpretation shall be construed against the drafter.

ARTICLE 40  AMENDMENTS OF THE AGREEMENT

This Agreement may not be modified unless in writing duly executed by the authorized representatives of the Parties and with specific reference to this
Agreement.

ARTICLE 41  GENERAL TERMS

41.1 The Parties under the Agreements agree that Supplier and its affiliated companies shall not engage in any business connections in the Region regarding the System except through Buyer or related companies that have major participation from Buyer.

41.2 Any future business changes of Supplier, such as changes in share holders, and change of names, etc, shall, not affect the full rights enjoyed by Buyer under the Agreements and accordingly any future business changes of Buyer, such as changes in share holders, and change of names, etc, shall not affect the full rights enjoyed by Supplier under the Agreements.

41.3 In the event that SPARE PARTS are ordered by the Buyer, their prices shall be as described in ANNEX I. The specification provided for the PRODUCTS apply also to SPARE PARTS.

ARTICLE 42  BUYER FURNISHED EQUIPMENT- INSTALLATIONS - INFORMATION - SERVICES

42.1 The Supplier shall notify the Buyer of the details of the Buyer Furnished
Equipment within twenty (20) working days from the effective date of this
Agreement. The Buyer shall furnish to the Supplier all of the BUYER FURNISHED
EQUIPMENT (FE), BUYER FURNISHED INSTALLATIONS (FF), BUYER FURNISHED INFORMATION
(Fl) and BUYER FURNISHED SERVICES (FS) free of charge, in a timely manner, in accordance with the provisions set forth in ANNEX I and in general, in such a manner so as not to delay the time schedule. In the event of any delay, and/or if the FE, the FF, the FI and the FS prove not to be in compliance with the requirements of ANNEX I or it is proven that they are defective or incorrect, the provisions of article 21.3 will apply.

                                       30

42.2 The Supplier shall be responsible for the BUYER FURNISHED EQUIPMENT (FE),
BUYER FURNISHED INSTALLATIONS (FF), BUYER FURNISHED INFORMATION (FI) and BUYER
FURNISHED SERVICES (FS), for the time that they shall be in its possession. In the event of expiration or termination of this Agreement, the Supplier shall be obliged to return them to the Buyer, forthwith, in the good condition that they were provided to it, subject to normal tear and wear.

ARTICLE 43  ORDER OF PRECEDENCE

This Agreement and all of the ANNEXES attached hereto are intended to be read and construed in harmony with each other, but in the event of an inconsistency or conflict between provisions of this Agreement, the inconsistency or conflict shall be resolved by giving precedence in the following order:

i. In case of inconsistencies between the ARTICLES and the ANNEXES, the ARTICLES will prevail.

ii. The provisions of ANNEX I shall prevail to the provisions of the remaining
ANNEXES.

ARTICLE 44  ENTIRE AGREEMENT

This Agreement, including all documents enclosed and signed, shall constitute the entire agreement and understanding between the parties hereto and shall supersede and replace any and all prior or contemporaneous representations, agreements or understandings of any kind, whether written or oral, relating to the subject matter hereof with exception of the latest versions of Cooperation
Agreement between Agent and Supplier from January 16, 2003 and Cooperation
Agreement between Buyer, Agent and Supplier from January 16, 2003.

ARTICLE 45  LIST OF ANNEXES

THE FOLLOWING IS THE LIST OF ANNEXES CONTAINED IN THIS AGREEMENT

ANNEX I - Statement of Work, Price and Terms of Payment (incl. its appendixes)

ANNEX II - Acceptance Plan Principles

ANNEX III - Specific Spectrum Characteristics of the System

ANNEX IV - Ituran System Technical Description

ANNEX V - Tasks of Ituran and Telematics Team in the Turn-Key Project

ANNEX VI- Maintenance and Support Agreement Principles

                                     * * * *

                                       31

In consideration of the mutual obligations assumed under this Agreement, Buyer,
Agent and Supplier agree to this Agreement, which is executed by duly authorized representatives as of the dates below.

AGREED BY:

TELEMATICS WIRELESS LTD.

By:  /s/ Avry Franco                       /s/ Roman Sternberg
     ----------------------------          ------------------------------------
By:  Avry Franco                           By: Roman Sternberg

Title:  V.P. & C.F.O.                      VP Marketing

Date:  29.08.04                            29.8.04

GOLDEN NET COMMUNICATION TECHNOLOGY LTD.

By:  /s/ [in Chinese characters]

Title: [in Chinese characters]

Date: [in Chinese characters]

DIGITRACK (CHINA) GROUP CO.  LTD.

For and on behalf of

DIGITRACK (CHINA) GROUP CO. LIMITED

Authorised Signature(s)

By:    /s/ [in Chinese characters]

Title: [in Chinese characters]

Date: [in Chinese characters]

                                       32

                               ANNEX I-1-SHANGHAI

                      ITURAN SYSTEM DEPLOYMENT IN SHANGHAI

                 STATEMENT OF WORK, PRICES AND TERMS OF PAYMENT

1.  GENERAL

This document provides a description of the activities to be carried out by
Supplier, its parent company Ituran Location and Control Ltd. (hereinafter referred to as "Ituran") and local teams of the Buyer as a part of deployment of
Ituran Location System in Shanghai, including the responsibilities of each party.

To insure successful deployment and based on the experience of previous deployments of this system in other countries, a "phased" approach is proposed.
It is based on the initial deployment of a First Phase system in chosen location. This First Phase will serve as a basis for all future deployments, will enable proper adaptation to specific local conditions, to train local technical and operational personnel and to serve as a Demonstration System for various marketing activities. After completion of First phase deployment, its initial trial run and performing all necessary further modifications and adaptations, further deployment can be commenced. The First Phase System will also serve as a basis for the System Acceptance Testing, after successful completion of which the System will be officially transferred to the responsibility of the Operating Company in Shanghai.

2.  GENERAL DESCRIPTION OF THE SYSTEM

Ituran System for locating vehicles, cargo and people is composed of the three following sub-systems:

o Control Center.

o Base Stations.

o PAL (Personal Alarm and Locator (also serves as the cargo location unit))/VLU
(Vehicle Location Unit) - transmitter/receiver installed in the vehicle, cargo or carried by a person.

The CONTROL CENTER is usually installed in the same building with other offices of the Operating Company. The Control Center is composed of a number of computer systems with dedicated software, workstations for operators, and communication systems that connect the Center with the Base Stations. The control center is the heart of the system, and its availability is of the utmost importance. The center's systems have a hot backup and all its infrastructures (electricity, communication lines, air-conditioning, etc.) are also backed-up. A general description of the Control Center is provided in Appendix G of this SOW.

The characters displayed on Operator Stations shall be the official language of the People's Republic of China - Simplified Chinese Characters.

                                       1

The Back Office capabilities, including billing are not part of the proposed system and should be chosen by the Buyer based on the local systems and regulations from local vendors.

The BASE STATIONS are installed in the chosen locations scattered in required coverage area and constitute receive-only or receive and transmit sites (The average proportion between receive-only sites and receive and transmit sites is
3:1). The Base Stations include computer-controlled receivers that receive signals from the VLU or PAL and transfer the information to the Control Center via the communication lines (basic technical requirements of such lines are specified in ANNEX IV of the Comprehensive Agreement) for further processing and display.

Some of the Base Stations are equipped with standard Paging transmitters controlled by special controllers. The transmitters receive the information from the control center and transmit it to the VLU or PAL in a synchronized form.
These transmissions serve for synchronization of all active VLUs/PALs and interrogation of the chosen unit. The transmitters are tuned by Atomic Clocks or
GPS receivers installed at the stations or by other means.

Some of the Base Stations contain special synchronization transmitters, responsible for precise calibration of the stations.

All of the stations are equipped with appropriate antennas installed on masts, lightning protection systems, air-conditioning and UPS systems.

3.  CONTENT OF THE WORK

3.1  GENERAL

Installation of the System in the defined area will include installation of 45 receiving Base Stations and associated equipment. The deployment of this system will be divided into 3 consecutive phases -

First phase: 10 Base Stations and CC
Second phase: expansion of the system to 30 Base Stations
Third phase:  expansion of the system to 45 Base Stations

The first phase in the framework of the project includes all the activities required for the deployment and running operation of the control center and 10
Base Stations of the Ituran location system. The system deployed in a first phase will serve as a basis for the system Acceptance Testing by The Buyer. Upon completion and Acceptance Testing, the Pilot system will be expanded in two phases to include 30 Base Stations and finally 45 Base Stations.

The stations to be installed are:

o  45 reception stations
o  ***
o  ***

                                       2

***   Confidential material redacted and filed separately with the Commission.

The control center shall be run by defined number of operators and will permit communication to *** base stations and upgradeable for communications with about
*** Base Stations (Receive and Transmit) with additional hardware.

3.2  PLANNING

Appendix B of this SOW presents a schedule of the process of system deployment in a Microsoft ProjectTM format. The plan relates to the starting point of
September 1, 2004, however, it should be referenced to the actual Effective Date of the project as defined in the Agreement. A more detailed plan will be prepared after project launch and following the preliminary phase of site/field survey and presented at PDR.

As can be seen from the Plan, the completion of first 10 Base Stations and its integration in Israel will be completed in 6.5 months AED. Please note that the equipment must be modified to operate on the allocated frequencies. Originally planned shipment (by sea) and custom procedures in China were estimated to take one month. This time can be shortened if other more expensive transportation means are exercised (e.g. air), thus shortening the entire project schedule. Due to the tight schedule for the Demonstration System deployment it is assumed that all shipments will be by air. The additional cost of this shipment shall be born by Buyer.

3.3. LOCAL ENGINEERING TEAM AND ITS TRAINING

Following is the list of customer's technical personnel recommended to participate at all the stages of system deployment. This team will work in parallel with Telematics Wireless/Ituran team and will be trained to perform further deployment, technical operation and maintenance of the System.

1. Engineering Manger. This person will be the technical leader of the local team and will have overall responsibility for all the technical aspects of system's operation and support. This should be an Electrician Engineer, preferably with wide experience in integration and technical support for large scale infrastructure-based communications systems (e.g. cellular or paging) and excellent management skills.

2. Senior System Engineer. This person will be the manager of the Control Center
Engineering team. He should be software engineer with experience in operating systems (e.g. QNX/UNIX) and real time software.

3. Control Center Engineer. This should be software engineer working under the supervision of Senior System Engineer.

4. Base Stations Engineer. This person will be responsible for the technical operation and support of system's Base Stations. He and his team will actively participate in all the aspects of the deployment and integration of Base
Stations. This should be an Electronics Engineer with experience in installation, operation and maintenance of RF, communications equipment, antennas, modems, interfacing with telecom lines and power supply infrastructure. Preferably, this person should have an experience in integration and maintenance of Cellular Base Stations sites or Paging Transmission sites.

                                       3

***   Confidential material redacted and filed separately with the Commission.

5. Base Station Technicians. Two or three technicians or junior engineers with the experience in installation and maintenance of Cellular or Paging sites and working under the supervision of Base Stations Engineer.

The above team will actively participate in all stages of the deployment process under the supervision of Telematics personnel. They all (especially the engineers) must have good knowledge of English language. They will receive an initial training at Ituran and Telematics facilities in Israel for about two weeks. Afterwards the team will work together with Telematics team in China, continuing its training in OJT form. After the deployment, integration and initial operation of the first 10 Base Station, the local team will perform further deployment of additional 20 Base Stations (phase two) under the strict supervision and "as needed" involvement of Telematics team. In parallel, the local team will prepare the required Installation and Operating instructions in
Chinese, based on their training and experience gathered during the deployment process and the documentation provided by Telematics Wireless. Final 15 Base
Stations deployment (phase 3) will be performed by the local team under the supervision of Telematics team, but with minimum level of their direct involvement.

3.4  EQUIPMENT PURCHASE

The list of the main items required for the deployment of 45 Base Stations and
Control Center is provided in the Appendix A of this SOW. This list is subject to changes according to the specific local requirements. Some of the standard items mentioned in the list may be obsolete and should be replaced by the compatible items. The updated purchase list for standard equipment will be prepared by Supplier within fifteen (15) calendar days from the Effective Date.
The list includes recommended quantities for purchase. Exact quantities for maintenance purposes will be separately agreed upon between Supplier and Buyer.
Supplier shall notify the Buyer to prepare such equipment at least fifteen (15)
calendar days before it shall be used. Supplier has the responsibility for special equipment supply. Buyer will be responsible for the standard equipment supply and may propose alternative vendors for specific items, equal in performance to the defined items. The standard equipment items purchased by the
Buyer must be approved by the Supplier in advance. Any changes in equipment must be approved by the Supplier. The purchased equipment will be shipped to the specific locations as directed by the Supplier for further integration and installation. The equipment for the first Control Center and Base Stations will be integrated and tested in Israel prior to the shipment to China. The Buyer will be responsible for releasing the equipment from customs and transporting it to the Control Center or other sites as required.

Equipment type approval for the special equipment will be performed in full coordination between Supplier and Buyer. The application preparation and submission will be fully supported by the Buyer.

The purchase of End User equipment will be done in accordance with End User
Equipment Purchase Agreement attached as Appendix J of this SOW.

                                       4

4.  SETTING UP THE CONTROL CENTER

4.1  INFRASTRUCTURE

Supplier will prepare the specifications for the setting up the Control Center.
The Buyer will choose local contractor that shall plan and set up infrastructure in the Control Center building based on Supplier' specifications. The infrastructure will permit the operation of the Control Center, including its operation during power failures and partial malfunction of the air-conditioning.
The infrastructure set up will include the purchase and installation of a generator, UPS, electricity boards and their integration in the building's electricity system.

Based on Supplier' specifications, the local contractor will design and construct the partitions required for the operation of the Control Center and the communication room, taking into consideration all the needs of the Operating
Company to be established. A floating floor will be installed in the Control
Center and the communication room for the passage of cables. A platform for the operators will be constructed in the Control Center, and contain furnishings for several operating posts. The contractor will install electricity and communication sockets underneath the floating floor and along the walls of the
Control Center, fluorescent lighting in the ceiling with anti-glare covers.
Electricity boards and carrying equipment of communication to the sites will be installed in the communication room.

The contractor will design, purchase and install a backed-up air-conditioning system for the control center and the communication room.

The contractor will present all plans to Supplier and, after their approval, will continue with the implementation stage.

The Buyer will insure that the design and implementation is performed according to all applicable regulations. The Local contractor's work will be considered completed upon full acceptance by Supplier.

4.2  COMPUTERS AND COMMUNICATION

The Local contractor will install the Control Center and operators' posts equipment in accordance with specifications and guidelines of Supplier.

Integration and testing of the Control Center's equipment will be performed by
Telematics Wireless team together with the Local Engineering team. Initial integration of the equipment will be performed in Israel with participation of the Local Engineering team.

Appendix G provides general description of the operational Control Center.
Digital Mapping Content will be supplied by the Buyer according to the requirements presented in Appendix H. In addition, the Buyer will supply a DTM file (in known format) that includes the altitude data for all the required coverage in a definition of at least 1 minute.

                                       5

5.  SETTING UP BASE STATIONS

5.1  LOCATING AND PURCHASE OF SITES

Upon completion of the Field Review by Telematics team, The Buyer will be responsible for the location of appropriate sites for Base Stations, on the basis of a primary deployment map and a list of sites according to priorities, that will be prepared and provided by Telematics. This list will be based on a special analysis using DTM information ("altitude" maps). For each potential site The Buyer will present more than one alternative, stating the technical and economic advantages and disadvantages of each. Among other issues, The Buyer will check the possibility of long-term rental, access to the site during all hours, the existence of an appropriate electricity feeding line, place for a mast (or existence of a usable mast) appropriate grounding, and the feasibility of obtaining a data line. Telematics and Local engineering team will verify if there is a risk of possible existence of electro-magnetic interference from nearby radio equipment of third parties as well as general level of electro-magnetic noise that may have influence on system sensitivity. After one of the alternatives has been approved by Supplier. Buyer will handle the rental contract and obtain from the municipal authorities all required permits for setting up a base station.

5.2  COMMUNICATION LINES

The Buyer will order for each site allocated for the receiving station the following communication infrastructures:

o PTP data line between the site and the control center at a rate of minimum 9.6
Kbps asynchronous.

o An ordinary telephone line.

The Buyer will order for each site intended for the receiving and transmission station the following communication infrastructures:

o Two PTP data lines between the site and the control center at a rate of minimum 9.6 Kbps asynchronous.

o Two ordinary telephone lines.

o The possibility of working with a line at a rate of 19.2 Kbps and a multiplexer unit for two ports will be examined at these sites.

5.3  SITE INFRASTRUCTURE

Supplier will provide the specifications and requirements for the infrastructure installations at Base Stations sites. The Buyer via local contractor will design the infrastructure for each site intended for Base Station. The contractor will plan the type and height of the mast (if necessary), the location for the building/construction (if necessary), the routing of the RF, communication, power and grounding cables, and submit the design to the Supplier for approval.
The mast will be equipped with a lightning arrester with grounding cable, mast illumination (if

                                       6

necessary), a cable ladder, and arms appropriate for the system's antennas. The contractor will submit to Supplier for approval the type of the construction, the air conditioning system, the method of deployment of the communication infrastructure. The construction will contain the antennas concentrator board for the entry of RF cables, lighting, a smoke/fire sensor, a standard fire extinguisher and a door-opening sensor.

After approval of the plans by Supplier, the local contractor will set up the infrastructure at the site. This will include the mast and the construction, installation of RF cables and antennas on the arms, connecting the construction to the electricity source, the grounding, the communication lines, and the RF.
The contractor will purchase all the needed equipment for the above activities except antennas.

If necessary, the contractor will design and erect a fence around the station, and make arrangements with a security company to guard the site.

5.4  GEODESIC MEASUREMENTS

At each of the sites The Buyer via local contractor, specifically chosen for this task, will perform geodesic measurements for the placement of the antennas.
The accepted measuring system is Differential GPS. The required precision is +/-
few centimeters.

5.5  INSTALLING A BASE STATION

Upon completion of the infrastructures deployment at the site, the local contractor will transport the Base Stations racks to each site and will put it at the construction location. The Telematics and Local engineering teams will perform all connections between system's units and the various infrastructures.
The operation of the system at the site shall be performed in accordance with the guidelines issued by Supplier.

5.6  INTEGRATION WITH THE CONTROL CENTER

Integration of Base Stations with the Control Center will be performed by
Telematics team together with the local engineering team. Each Base Station data will be defined in the CC, including measured location, name, technical profile, communication lines definitions etc. After verification of proper functioning of communication lines using test equipment, each Base Station will be connected to the CC over the designated line.

Location System will provide real time information regarding the communication performance and data validity received from the site.

5.7  GENERAL REQUIREMENTS

In all installation works the local contractor will mark all cables with markings to be agreed upon with Supplier. The cables will be marked at 3 m intervals and adjacent to end connectors. Routing of cables serving different purposes (communication, electricity, grounding, etc.) shall be separated.

                                       7

The local contractor will meet the accepted standards for civil construction, mechanical work, cabling work, and electrical safety. The Buyer will insure that the design and implementation is performed according to all applicable regulations.

6.  MAINTENANCE

During the establishment and trial run stages of the system, the local contractor will provide maintenance to the general infrastructure of the Control
Center and the Base Stations, including masts installed by the contractor. The contractor will keep a precise record of all spare equipment stored in the
Control Center warehouse for the purposes of maintaining the system. When an item of equipment is replaced, the contractor will send the defective item to be repaired.

During the deployment and trial run stages, the maintenance of all the equipment supplied by Supplier will be performed by Supplier. The maintenance will be performed at no additional charge during the warranty period of one year.
Further maintenance of this equipment will be performed according to the
Maintenance Agreement that will be executed between the parties.

Following response times should be insured:

o Every malfunction at the control center will be repaired within 6 hours of notification.

o Every malfunction at a base station will be repaired within 24 hours of notification.

Within the warranty period the Supplier shall provide a sufficient level of
Spare Units free of charge, and upon the expiry of the warranty period, the
Buyer will keep a sufficient level of Spare Units to insure the above response times. Failed equipment will be shipped to Israel for repair and replacement.
The repair time in Israel will be not more than thirty (30) days after receiving the equipment.

The Buyer will keep a detailed record with regard to the date and type of malfunctions, the method in which each was handled, and the time it took to repair the malfunction. Copies of the reports will be submitted to Supplier.

7.  PROJECT MILESTONES

Appendix B of this SOW provides the schedule of the system deployment. Following are the main milestones of this project and their corresponding completion dates presented in AED (After Effective Date) terms.

o  Field Survey by Project Team and Preliminary
Design Review                                                     1.5 months AED

o  Local Engineering Team training in Israel                        3 months AED

o  Critical Design Review                                           5 months AED

o  Integration of CC and 10 sites in Israel                       6.5 months AED

                                       8

o  Arrival and custom release of CC and 10 sites equipment        7.3 months AED

o  Phase One system integration and Acceptance Testing and
delivery of *** vehicle units                                       9 months AED

o  Integration of 20 Phase Two sites in Israel                    7.3 months AED

Testing of Phase Two 30 sites system in China                      11 months AED

o  Integration of 15 Phase Three sites in Israel                 10.5 months AED

Testing of Phase Three 45 sites system in China                  13.5 months AED

8.  INFRASTRUCTURE ACCEPTANCE TESTS

These acceptance tests refer to the acceptance by Supplier of the infrastructure preparations and associated works performed by local contractor with regard to
Control Center and Base Stations. Tests of Base Stations, infrastructure are specified in Appendix D of this SOW. Tests of the Control Center infrastructure are specified in Appendix E of this SOW. The tests will be performed by Supplier in the presence and the assistance of the local contractor.

9.  SYSTEMS ACCEPTANCE TESTS

System Acceptance Testing will be performed according to the Acceptance Test
Procedures that will be agreed upon between the parties. The Acceptance Testing will be divided into following phases:

- Base Station Acceptance Testing. These tests will demonstrate Base Stations'
equipment compliance with its specifications.

- End user equipment Acceptance Testing. These tests will demonstrate Vehicle
Location Units and Personal Location Unit compliance with their specifications.

- System Acceptance Testing. This testing will be performed upon completion of the deployment and trial run of Control Center and 10 Base Stations. This testing will demonstrate the overall performance of the system in terms of operating procedures, location capability, messaging capability, coverage, interrogation rate (capacity parameter) etc. The testing will be performed using specified number of Vehicle and Personal Location Units. Upon successful completion of System Acceptance Testing the System will be officially transferred to the responsibility of The Buyer. The overview of System
Acceptance concept is presented in Annex II of this Agreement.

                                       9

***   Confidential material redacted and filed separately with the Commission.

10.  REPORTS AND DESIGN REVIEWS

During the performance of the project Supplier will submit a monthly progress report to The Buyer. The report will include a description of the content of the work planned for the preceding month in the original plan against actual performance. The report will include a brief description of irregular incidents and malfunctions in the implementation of the project. The parties will hold two
Design Reviews, PDR and CDR where the detailed status of the project with a breakdown of activities performed in relation to planning, and a detailed working plan for the future will be presented. The Design Reviews will be performed at the locations designated by The Buyer.

11.  SYSTEM DOCUMENTATION

The Supplier will provide following documentation:

-  Base Station Specifications
-  Vehicle Location Unit Specifications
-  Personal Location Unit Specifications
-  Control Center Diagrams
-  Control Center Infrastructure requirements specifications
-  Base Station Infrastructure requirements specifications
-  Control Center Operating Procedures
-  Fleet Management post Operating Manual
-  VLU and PAL Registration and Activation Procedure
-  System Acceptance Test Procedures
-  Vehicle Location Unit general installation instructions
-  Monthly progress reports
-  Design Reviews documentation

The above documentation will be in English.

                                       10

Local contractors, responsible for Control Center and Base Station infrastructure preparation, will maintain documentation for each of the sites to be established. The documentation of the control center will include a detailed description of the electricity system, including all interim boards and the main electricity board, specifying the types of cables and automatic switches. The markings of the switches in the documentation will be identical to their markings on electricity boards. The documentation of the system will include diagrams of the connections of all components of the system, specifying numbers of cables, types of cables, and names of connectors. The markings in the diagrams will be identical to the markings on cables and connectors.

For each of the base stations the local contractor will prepare a booklet, indicating the site on a map with a scale of 1:100000. The booklet will also contain a descriptive diagram of the site and the mast, specifying the disposition of the dedicated equipment, and digital photographs of the interior and exterior of the site. The documentation will include a complete address of the site, precise coordinates of the antennas, the name and telephone numbers of the site owner, the name and telephone numbers of the contractor's liaison, details of electricity feeding up to the structure's main board, and the paths of communication and grounding lines. The local contractor will provide a detailed description of the connections between components of the system, including types of cables, their length, and types of connectors. The contractor will specify the manufacturer's number of each of the items of equipment installed at the site, including air-conditioner, electricity board, and components of the locating system. The station's infrastructure acceptance test report will be attached to the booklet. All of the material will be submitted on magnetic media and in a hard copy.

In consideration of the mutual obligations assumed under this Annex, Buyer,
Agent and Supplier agree to this Annex, which is executed by duly authorized representatives as of the dates below:

AGREED BY:

GOLDEN NET COMMUNICATION TECHNOLOGY LTD          DIGITRACK (CHINA) GROUP CO. LTD

By: /s/ [chinese characters]                     By: /s/ [chinese characters]

Title:  Chairman                                 Title:  [chinese characters]

Date:  [chinese characters]                      Date:  [chinese characters]

                                       11

TELEMATICS WIRELESS LTD.

/s/ Avry Franco                                  /s/ Roman Sternberg

By:  Avry Franco                                 Roman Sternberg

Title:  V.P. & C.F.O.                            VP Marketing

Date:  29.08.04                                  29.08.04

                                       12

                               LIST OF APPENDIXES

APPENDIX A:  Equipment List

APPENDIX B:  Project Schedule

APPENDIX C:  Price and Terms of Payment

APPENDIX D:  Infrastructure Acceptance Test - Base Stations

APPENDIX E:  Infrastructure Acceptance Test - Command Center

APPENDIX F:  System Acceptance Test Principles

APPENDIX G:  Operational Control Center general Description

APPENDIX H:  Requirements from Digital Mapping Content

APPENDIX I :  Letter Of Credit Principle Terms

APPENDIX J : End User Equipment Purchase Agreement (to be further discussed and agreed upon)

                                       13



                                                                                         ***
----------- ------------------------------------------ -------------------------------- --------------------------------------------
No.         part description                           vendor               part number                         Qty.for installation
----------- ------------------------------------------ -------------------------------- --------------------------------------------

1   ***            ***                                                                                          ***
----------- ------------------------------------------ -------------------------------- --------------------------------------------
2   ***            ***                                                                                          ***
----------- ------------------------------------------ -------------------------------- --------------------------------------------
3   ***            ***                                                                                          ***
----------- ------------------------------------------ -------------------------------- --------------------------------------------
5   ***            ***                                                                                          ***
----------- ------------------------------------------ -------------------------------- --------------------------------------------
6   ***            ***                                                                                          ***
----------- ------------------------------------------ -------------------------------- --------------------------------------------
7   ***            ***                                                                                          ***
----------- ------------------------------------------ -------------------------------- --------------------------------------------
8   ***            ***                                                                                          ***
----------- ------------------------------------------ -------------------------------- --------------------------------------------
9   ***            ***                                                                                          ***
----------- ------------------------------------------ -------------------------------- --------------------------------------------
10  ***            ***                                                                                          ***
----------- ------------------------------------------ -------------------------------- --------------------------------------------
11  ***            ***                                    ***      ***                                          ***
----------- ------------------------------------------ -------------------------------- --------------------------------------------
37  ***            ***                                    ***      ***                                          ***
----------- ------------------------------------------ -------------------------------- --------------------------------------------
38  ***            ***                                    ***      ***                                          ***
----------- ------------------------------------------ -------------------------------- --------------------------------------------
39  ***            ***                                    ***      ***                                          ***
----------- ------------------------------------------ -------------------------------- --------------------------------------------
40  ***            ***                                    ***      ***                                          ***
----------- ------------------------------------------ -------------------------------- --------------------------------------------
41  ***            ***                                    ***      ***                                          ***
----------- ------------------------------------------ -------------------------------- --------------------------------------------
42  ***            ***                                    ***      ***                                          ***
----------- ------------------------------------------ -------------------------------- --------------------------------------------
43  ***            ***                                    ***      ***                                          ***
----------- ------------------------------------------ -------------------------------- --------------------------------------------
44  ***            ***                                    ***      ***                                          ***
----------- ------------------------------------------ -------------------------------- --------------------------------------------
45  ***            ***                                                                                          ***
----------- ------------------------------------------ -------------------------------- --------------------------------------------
46  ***            ***                                                                                          ***
----------- ------------------------------------------ -------------------------------- --------------------------------------------
47  ***                                                                                                         ***
----------- ------------------------------------------ -------------------------------- --------------------------------------------
61                                                                                                              ***
----------- ------------------------------------------ -------------------------------- --------------------------------------------
62  ***                                                                                                         ***
----------- ------------------------------------------ -------------------------------- --------------------------------------------
    ***                                                                                                         ***
    ***                                                                                                         ***
    ***                                                   ***      ***                                          ***
----------- ------------------------------------------ -------------------------------- --------------------------------------------
    ***                                                                                                         ***
    ***                                                                                                         ***
    ***                                                   ***      ***                                          ***
----------- ------------------------------------------ -------------------------------- --------------------------------------------
    ***                                                                                                         ***
    ***                                                                                                         ***
    ***                                                   ***      ***                                          ***
----------- ------------------------------------------ -------------------------------- --------------------------------------------
    ***                                                                                                         ***
    ***                                                                                                         ***
    ***                                                   ***      ***                                          ***
----------- ------------------------------------------ -------------------------------- --------------------------------------------
    ***                                                                                                         ***
    ***                                                                                                         ***
    ***                                                   ***      ***                                          ***
----------- ------------------------------------------ -------------------------------- --------------------------------------------
    ***                                                                                                         ***
    ***                                                                                                         ***
    ***                                                   ***      ***                                          ***
----------- ------------------------------------------ -------------------------------- --------------------------------------------


***   Confidential material redacted and filed separately with the Commission.



----------- ------------------------------------------ -------------------------------- --------------------------------------------
No.         part description                           vendor               part number                        Qty. for installation
----------- ------------------------------------------ -------------------------------- --------------------------------------------

    ***                                                                                                         ***
    ***                                                                                                         ***
    ***                                                   ***                                                   ***
----------- ------------------------------------------ -------------------------------- --------------------------------------------
    ***                                                                                                         ***
    ***                                                                                                         ***
    ***                                                   ***                                                   ***
----------- ------------------------------------------ -------------------------------- --------------------------------------------
    ***                                                                                                         ***
    ***                                                                                                         ***
    ***                                                   ***                                                   ***
----------- ------------------------------------------ -------------------------------- --------------------------------------------
63  ***                                                                                                         ***
----------- ------------------------------------------ -------------------------------- --------------------------------------------
64  ***                                                                                                         ***
----------- ------------------------------------------ -------------------------------- --------------------------------------------
    ***                                                                                                         ***
----------- ------------------------------------------ -------------------------------- --------------------------------------------
65  ***                                                                                                         ***
----------- ------------------------------------------ -------------------------------- --------------------------------------------
66  ***                                                                                                         ***
----------- ------------------------------------------ -------------------------------- --------------------------------------------
67  ***                                                                                                         ***
----------- ------------------------------------------ -------------------------------- --------------------------------------------
68  ***                                                                                                         ***
----------- ------------------------------------------ -------------------------------- --------------------------------------------
69  ***                                                                                                         ***
----------- ------------------------------------------ -------------------------------- --------------------------------------------
70  ***                                                                                                         ***
----------- ------------------------------------------ -------------------------------- --------------------------------------------
71  ***                                                                                                         ***
----------- ------------------------------------------ -------------------------------- --------------------------------------------
72  ***                                                                                                         ***
----------- ------------------------------------------ -------------------------------- --------------------------------------------
73  ***                                                                                                         ***
----------- ------------------------------------------ -------------------------------- --------------------------------------------
74  ***                                                                                                         ***
----------- ------------------------------------------ -------------------------------- --------------------------------------------
75  ***                                                                                                         ***
----------- ------------------------------------------ -------------------------------- --------------------------------------------
76  ***                                                                                                         ***
----------- ------------------------------------------ -------------------------------- --------------------------------------------
77  ***                                                                                                         ***
----------- ------------------------------------------ -------------------------------- --------------------------------------------
78  ***                                                                                                         ***
----------- ------------------------------------------ -------------------------------- --------------------------------------------
79  ***                                                                                                         ***
----------- ------------------------------------------ -------------------------------- --------------------------------------------
80  ***                                                                                                         ***
----------- ------------------------------------------ -------------------------------- --------------------------------------------
81  ***                                                                                                         ***
----------- ------------------------------------------ -------------------------------- --------------------------------------------
82  ***                                                                                                         ***
----------- ------------------------------------------ -------------------------------- --------------------------------------------
83  ***                                                                                                         ***
----------- ------------------------------------------ -------------------------------- --------------------------------------------
84  ***                                                                                                         ***
----------- ------------------------------------------ -------------------------------- --------------------------------------------
85  ***                                                                                                         ***
----------- ------------------------------------------ -------------------------------- --------------------------------------------
86  ***                                                                                                         ***
----------- ------------------------------------------ -------------------------------- --------------------------------------------
87  ***                                                                                                         ***
----------- ------------------------------------------ -------------------------------- --------------------------------------------
88  ***                                                                                                         ***
----------- ------------------------------------------ -------------------------------- --------------------------------------------
89  ***                                                                                                         ***
----------- ------------------------------------------ -------------------------------- --------------------------------------------


***   Confidential material redacted and filed separately with the Commission.

Annex I - Appendix B

[GRAPHIC OMITTED]

                                   APPENDIX C

       ITURAN SYSTEM DEPLOYMENT IN SHANGHAI - PRICES AND TERMS OF PAYMENT

This document addresses the following:

o  Deployment cost
o  End-user equipment cost
o  Licensing fees

All the prices presented below are FOB Israel (for relevant items).

1. ITURAN SYSTEM DEPLOYMENT COST

a. System deployment cost is divided as follows:

1. Equipment purchase:

i. Special equipment purchase (manufactured by Telematics)
ii. Standard equipment purchase - Base Stations
iii. Standard equipment purchase - Network Control Center
iv. System and NCC software licensing
v. Standard test equipment for engineering team

2. Engineering and consulting services provided by Telematics

Costs described in this document do not include the cost of local services provided by local companies and contractors as described in the Statement Of
Work document.

The number of base stations needed for the deployment depends on the size of the required coverage area. Based on our experience, the average density of the installation of receiving base stations in urban area is around *** square kilometers per base station.

We estimate that the deployment in the area of *** square kilometers will require *** Base Stations. In addition, *** transmitting stations will be deployed. The prices below are presented for single unit (single Base Station)
and the Total is calculated for convenience for *** Receiving and ***
Transmitting Stations, *** of which include the Calibration Transmitter Unit.
Different quantities will cause corresponding change in total pricing of the project.



b. Prices (US$)                                              unit       total

1. Equipment

a. (a.1.a)       Receiving station ***
                 -item 1 & 2 of the Part list:
                 First phase 10 stations ***                 $         $ ***

                 Second phase 20 stations ***                $         $ ***


                                  1

***   Confidential material redacted and filed separately with the Commission.



                 Third phase 15 stations++                  $ ***      $ ***

                 Total ***                                              $

b. (a.1.b)       Peripheral equipment for
                 Rec.BS (45) incl. *** antennas each         +          *

c. (a.1.b)       Paging Transmitter+                         +          +++ ***

d. (a.1.a)       Calibration Transmission Unit
                 *** - (Item 5 of the Part list              $ ***      $ ***

e. (a.1.b)       Peripheral equipment for
                 transmission ***                            +          +

f. (a.1.c)       Computers and telecom. equipment for CC     +          +

g. (a.1.e.)      Standard test equipment                     +          +


o  +Note1:  This equipment will be purchased by the Buyer.

o ++Note2: The price of $ *** will be the receiving station unit price for consecutive Base Stations.

o +++Note3: Paging Transmitter can be purchased from Supplier at the price of
$ *** each.

o Note 4: The Buyer recognizes that there is certain cost of each comprehensive
CCP software package. The price will be further discussed and agreed upon.

2.  Licensing



a. (a.1.d)      System licensing                                N/A      $ ***
ii. (a.1.d)     NCC software licensing                          N/A      $ ***

3.              Engineering; frequency adaptation, system
                modifications, management, supervision,
                training and consulting services by
                Telematics team (incl. salaries,
                accommodation, travel) in accordance with
                SOW, during the deployment of the system
                in Shanghai 45) base stations)                  N/A      $ ***


Notes:

Local services provided by local companies and contractors according to the SOW document are not part of this proposal and include (but not limited to):

                                       2

***   Confidential material redacted and filed separately with the Commission.

a. Site survey and rental agreements

b. On-site infrastructure

c. Geodetic measurements

iv. NCC building reconstruction and modifications

2. END-USER EQUIPMENT COST

Prices:

1. Standard vehicle kit:

a.          Vehicle Location Unit type TULIP                               $ ***

*** +installments of $ *** per year for *** years

b.          TULIP installation kit (Note)                              *** $

2. Optional high-end Vehicle Location Unit and Alarm kit:(*)

a.          TULIP                                                          $ ***

*** +installments of $ *** per year for *** years

b.          Vehicle Alarm Unit type MAPLE                              *** $

c.          MAPLE-TULIP installation kit (Note)                        *** $

            (*)MAPLE provides additional level of protection, if required.

3. Personal Alarm and Locator - PAL                                        $ ***

*** +installments of $ *** per year for *** years

Notes:

Installation kits will be produced or purchased locally (excl. antennas). The prices are for reference only.

3.  TERMS OF PAYMENT

o  Deployment Phase



a.           Down-payment ( *** % of the total a.l.a special equipment
             cost) paid upon the signature on this Agreement
             (Effective Date - ED)                                       - $ ***


                                       3

***   Confidential material redacted and filed separately with the Commission.



ii.       *** % of the System Licensing and *** % of CC software
          licensing (1.5 months AED)                                   - $ ***

iii.      Preliminary Design Review - *** % of 1.b.3 above
          (1.5 months AED)                                             - $ ***

d.        Critical Design Review - *** % of 1.b.3 (5 months AED)       - $ ***

e.        Shipment of CC and 10 BS equipment (7.3 months AED)
          *** % of $ ***                                               - $ ***
          *** % of 22% of $ ***                                        - $ ***
                                                                       - $ ***

f.        Installation of CC and 10 BS in China (8.3 months AED)
          - *** % of 1.b.3                                             - $ ***
          *** % of the System Licensing and *** % of CC software
          licensing
                                                                       - $ ***

                                                                       - $ ***

g.        Shipment of 20 second phase BS (9 months AED)
          *** % of $ ***                                               - $ ***
          *** % of *** % of $ ***                                      - $ ***
                                                                       ------
                                                                       - $ ***

h.        Installation of 20 second phase BS (10.7 months AED) -

           *** % of 1.b.3                                              - $ ***

i.        Shipment of 15 third phase BS (11.7 months AED)

          *** % of $ ***                                               - $ ***
          *** % of *** % of $ ***                                      - $ ***
                                                                       - $ ***

j.        Installation of 15 third phase BS (13.3 months AED)

          *** % of 1.b.3                                               - $ ***

k.        End of the warranty period (26 months AED)
          *** % of the total equipment cost of 1.b.1                   - $ ***
          *** % of frequency adaptation cost                           - $ ***
                                                                       -------
                                                                       - $ ***

          TOTAL                                                        $4277K


                                       4

***   Confidential material redacted and filed separately with the Commission.

Letter of Credit issued by First Class International Bank for the total sum of the Deployment Cost less the Down-Payment will be provided no later than thirty
(30) days AED. Principle terms of this LOC are stipulated in Appendix I of this
Annex.

o  End User equipment
*** % down payment and L/C for the remaining *** % with the order.
*** % payment - upon delivery.

TULIPs:
Total price - $ ***

*** % of total cost       - $ ***
Delivery of  ***  units (9 months AED)          - $ ***

Additional $  ***  per year will be paid at the end of each year during five years (total of $ *** ).

                                       5

***   Confidential material redacted and filed separately with the Commission.

                                   APPENDIX D

                 INFRASTRUCTURE ACCEPTANCE TEST: BASE STATIONS

Base station's infrastructure acceptance tests will consist of the following:

MAST

o Testing the existence and integrity of all permits required for the establishment and operation of the base station.

o Approval of the mast by a Safety Engineer.

o Results of geodesic measurements.

o Ensuring that the grounding of the mast meets the standards.

o Painting, illumination, climbing ladder.

o Sealing connectors, marking and path of RF cables

o Antennas: reinforcing arms, jumpers.

STRUCTURE

o Dragging and sealing the structure.

o Ensuring that the grounding of the structure meets the standards.

o Acid-resistant floor coating.

o The type and installation of the air-conditioner.

o Antenna concentrator: sealing, marking and grounding, VSWR for adjusting the antennas.

o Electricity board in the structure: value and types of switches, marking.

o Cabling in the structure: cable ladders, arrangement, marking, connectors.

o Regularity of communication cables (data and dialing) between the station and the control center.

o Batteries: type of batteries, rack, connectors to power supply and electricity board.

o Fire extinguisher: type, working order, method of installation, expiry date.

o Illumination, fire/smoke detector, door-opening sensor.

EQUIPMENT

o Setting up bases in the structure.

o Installing units in bases, connections between units, marking.

o Electrical connections, grounding, communication and RF cables to the system's units.

o Installation of lightning arresters, AC, RF and communication-installation, marking.

o Running order of all items of the system in accordance with the results of the self-test of each unit:

o Running order of the station against the control center.

DOCUMENTATION

o A map of the area indicating the site.

o A map of the site indicating the location of the mast, antennas, the structure and cables paths.

o A drawing of the interior of the structure indicating equipment bases, batteries, antenna concentrators, electricity board, and entry points of communication lines.

                                       6

o A drawing of the interior of the equipment base, indicating all units and cables.

o Photographs of the site, integrity of the documentation, and its concordance with the site.

                                       7

                                   APPENDIX E

                 INFRASTRUCTURE ACCEPTANCE TEST: CONTROL CENTER

The control center's infrastructure acceptance tests will consist of the following:

o Tests of all equipment (computers, communication): connection to power, markings of sockets and communication points.

o Lighting: running order of the lighting, a sufficient quantity, no glare on monitors.

o Racks: cables ducting, precise and legible markings, and general quality of work.

o Floating floor: stability, ducting of cables underneath the floor, markings, and general quality of work.

o Examining the running order of modems for dialing, including connections to the communication cables.

o Inspection of the air-conditioning system concordance with the plans.

o Inspection of the communication to the sites from the SMC workstations.

o Inspection of the entire layout of the A/B switches.

o Inspection of the UPS system support.

            o Voltage drop in the network.

            o Continuous good running order of the system.

            o Good running order of the emergency lighting.

            o  Generator activation.

            o After generator activation - activation of the air-conditioning system.

            o Generator drop in order to measure operation time of UPS batteries.

ADDITIONAL OPERATIONS:

o Listing all spare equipment in the contractor's warehouse.

                                       8

                                   APPENDIX F

                       SYSTEM ACCEPTANCE TEST PRINCIPLES

The system tests at the end of the Pilot deployment will consist of the following:

OPERATIONAL TESTING OF THE BASE STATIONS

Operational testing of all the components of each Base Station will be performed during the period of one week, every three hours, by means of diagnostic programs from the Control Center.

Availability of the following equipment should be reported during the tests:

o  Atomic Clock or GPS Receivers
o  Paging Transmitters
o  Receivers in the Stations (IBSU)
o  Transmitters Controllers (SPCU)

AVAILABILITY TEST OF THE CONTROL CENTER

The test will be based on the current operation of the system and verification of compliance with Operating Procedures.

TESTS OF COVERAGE AND LOCATION ACCURACY

The Test will include movement of defined number of PAL and VLU units in the coverage area and the comparison between the actual location and the location displayed in the Control Center to demonstrate required CEP accuracy. The test will include at least 1,000 locations.

In all the locations, the following data will be registered:

o Number of receiving stations participating in the location process.

o The coordinates calculated by the system.

o The coordinates displayed at the operators' workstations.

o Actual location as reported from the field.

o Quality of the signal reception (FOM).

o Stability of location

In addition, the performance of message reception will be verified, including synchronous and asynchronous messaging.

TEST OF CAPACITY PARAMETERS (NUMBER OF LOCATIONS PER SECOND)

The system will be operated in the continuous interrogation manner to demonstrate required maximum interrogation rate capability.

The above data, after its processing, will enable to evaluate the quality of the system service.

                                       9

A detailed System Acceptance Test Procedure will be prepared by the Supplier and agreed upon with The Buyer at PDR.

                                       10

                                   APPENDIX I

                        LETTER OF CREDIT PRINCIPAL TERMS

DOCUMENTS REQUIRED:

A. DOCUMENTS REQUIRED FOR SUPPLY OF BASE STATIONS AMOUNTING TO US$ *** .

1) 3/3 ORIGINALS PLUS 3 NON NEGOTIABLE COPIES OF CLEAN ON BOARD MARINE BILLS OF
LADING MADE OUT TO ORDER OF ISSUING BANK MARKED PAYABLE AT DESTINATION" NOTIFY:
APPLICANT.

AND/OR

AIRWAYBILL (3RD ORIGINAL FOR SHIPPER) CONSIGNED TO ISSUING BANK MARKED PAYABLE
AT DESTINATION" NOTIFY: APPLICANT.

2) COMMERCIAL INVOICE IN 3 ORIGINALS AND 3 COPIES SIGNED BY THE BENEFICIARY.

3) PACKING LIST IN 3 ORIGINALS AND 3 COPIES.

B. DOCUMENTS REQUIRED FOR SUPPLY OF END USER EQUIPMENT AMOUNTING TO US$ *** .

1) 3/3 ORIGINALS PLUS 3 NON NEGOTIABLE COPIES OF CLEAN ON BOARD MARINE BILLS OF
LADING MADE OUT TO ORDER OF ISSUING BANK

MARKED PAYABLE AT DESTINATION" NOTIFY:  APPLICANT.

AND/OR

AIRWAYBILL (3RD ORIGINAL FOR SHIPPER) CONSIGNED TO ISSUING BANK MARKED PAYABLE
AT DESTINATION" NOTIFY: APPLICANT.

2) COMMERCIAL INVOICE IN 3 ORIGINALS AND 3 COPIES SIGNED BY THE BENEFICIARY.

3) PACKING LIST IN 3 ORIGINALS AND 3 COPIES.

C. DOCUMENTS REQUIRED FOR PRELIMINARY DESIGN REVIEW AMOUNTING TO US$ *** .

1) COMMERCIAL INVOICE IN 3 ORIGINALS AND 3 COPIES SIGNED BY THE BENEFICIARY.

                                       11

***   Confidential material redacted and filed separately with the Commission.

2) ORIGINAL CERTIFICATE JOINTLY SIGNED BY THE BENEFICIARY AND THE APPLICANT,
CERTIFYING THAT PRELIMINARY DESIGN REVIEW HAS BEEN COMPLETED AND THE REPORT HAS
BEEN PROVIDED TO THE APPLICANT.

D. DOCUMENTS REQUIRED FOR CRITICAL DESIGN REVIEW AMOUNTING TO US$ ***

1) COMMERCIAL INVOICE IN 3 ORIGINALS AND 3 COPIES SIGNED BY THE BENEFICIARY.

2) ORIGINAL CERTIFICATE JOINTLY SIGNED BY THE BENEFICIARY AND THE APPLICANT,
CERTIFYING THAT CRITICAL DESIGN REVIEW HAS BEEN COMPLETED AND THE REPORT HAS
BEEN PROVIDED TO THE APPLICANT.

E. DOCUMENTS REQUIRED FOR INITIAL LICENSE FOR SYSTEM USE AND CC SOFTWARE USE
AMOUNTING TO US$ ***

1) COMMERCIAL INVOICE IN 3 ORIGINALS AND 3 COPIES SIGNED BY THE BENEFICIARY.

2) ORIGINAL BENEFICIARY'S CERTIFICATE CERTIFYING THAT INITIAL LICENSE FOR SYSTEM
USE AND FOR CC SOFTWARE USE HAS BEEN SENT TO THE APPLICANT BY DHL AND THE
RELATIVE DHL SHIPMENT AIRWAY BILL IS REQUIRED.

F. DOCUMENTS REQUIRED FOR FINAL LICENSE FOR SYSTEM USE AND CC SOFTWARE USE
AMOUNTING TO US$ ***

1) COMMERCIAL INVOICE IN 3 ORIGINALS AND 3 COPIES SIGNED BY THE BENEFICIARY.

2) ORIGINAL BENEFICIARY'S CERTIFICATE CERTIFYING THAT FINAL LICENSE FOR SYSTEM
USE AND FOR CC SOFTWARE USE HAS BEEN SENT TO THE APPLICANT BY DHL AND THE
RELATIVE DHL SHIPMENT AIRWAY BILL IS REQUIRED.

3) ORIGINAL APPLICANT'S DECLARATION STATING THAT INSTALLATION OF TEN FIRST PHASE
BASE STATIONS AND NCC IS COMPLETED.

G. DOCUMENTS REQUIRED FOR INSTALLATION AMOUNTING TO US$ ***

1) COMMERCIAL INVOICE IN 3 ORIGINALS AND 3 COPIES SIGNED BY THE BENEFICIARY.

2) ORIGINAL DECLARATION JOINTLY SIGNED BY BENEFICIARY AND APPLICANT STATING THAT
INSTALLATION OF FIRST OR SECOND OR THIRD PHASE HAS BEEN COMPLETED.

                                       12

***   Confidential material redacted and filed separately with the Commission.

(THE DECLARATION SHALL INCLUDE A NAME OF ONE OF THE FOLLOWING INSTALLATION
MILESTONES).

- INSTALLATION OF 10 FIRST PHASE BASE STATIONS.

- INSTALLATION OF 20 SECOND PHASE BASE STATIONS.

- INSTALLATION OF 15 THIRD PHASE BASE STATIONS.

3) ORIGINAL DECLARATION OF THE BENEFICIARY STATING THAT THE WARRANTY PERIOD HAS
EXPIRED.

PAYMENT TERMS:

I) L/C PORTION COVERING SUPPLY OF BASE STATIONS OF US$ *** REPRESENTS
   *** PERCENT OF THE RELEVANT CONTRACT VALUE AND WILL BE PAID.

AT SIGHT AGAINST PRESENTATION OF DOCUMENTS STIPULATED IN ITEM A AS FOLLOWS:

$  *** FOR PHASE ONE TEN BASE STATIONS,
$  *** FOR PHASE TWO TWENTY BASE STATIONS,
$  *** FOR PHASE THREE BASE STATIONS,
$  *** WILL BE PAID AT SIGHT AGAINST PRESENTATION OF ORIGINAL BENEFICIARY'S
DECLARATION STATING THAT WARRANTY PERIOD FOR BASE STATIONS HAS EXPIRED.

THE OUTSTANDING *** PERCENT OF THE RELEVANT CONTRACT VALUE IS PAID AS
ADVANCE PAYMENT OUTSIDE THE L/C FRAMEWORK.

2) L/C PORTION COVERING SUPPLY OF END USER EQUIPMENT OF US$ *** REPRESENTS
  *** PERCENT OF THE RELEVANT CONTRACT VALUE AND WILL BE PAID AT SIGHT
AGAINST PRESENTATION OF DOCUMENTS STIPULATED IN ITEM B.

THE OUTSTANDING *** PERCENT OF THE RELEVANT CONTRACT VALUE IS PAID AS ADVANCE
PAYMENT OUTSIDE THE L/C FRAMEWORK.

3) L/C PORTION COVERING DELIVERY OF INITIAL SYSTEM USE AND CC SOFTWARE USE
LICENSES OF $ *** WILL BE PAID AT SIGHT AGAINST PRESENTATION OF DOCUMENTS
STIPULATED IN ITEM E.

4) L/C PORTION COVERING DELIVERY OF FINAL SYSTEM USE AND CC SOFTWARE USE
LICENSES OF $ *** WILL BE PAID AT SIGHT AGAINST PRESENTATION OF DOCUMENTS
STIPULATED IN ITEM F.

                                       13

***   Confidential material redacted and filed separately with the Commission.

5) L/C-PORTION COVERING DELIVERY OF PRELIMINARY DESIGN REVIEW IS US$ *** AND
WILL BE PAID AT SIGHT AGAINST PRESENTATION OF DOCUMENTS STIPULATED IN ITEM C.

6) L/C PORTION COVERING DELIVERY OF CRITICAL DESIGN REVIEW IS US$ *** AND
WILL BE PAID AT SIGHT AGAINST PRESENTATION OF DOCUMENTS STIPULATED IN ITEM D.

7) L/C PORTION COVERING INSTALLATION IS US$ *** . THIS SUM WILL BE PAID AS
FOLLOWS:

AT SIGHT AGAINST PRESENTATION OF DOCUMENTS STIPULATED IN ITEM G.1) AND G.2).

$  *** FOR INSTALLATION OF 10 FIRST PHASE BASE STATIONS
$  *** FOR INSTALLATION OF 20 SECOND PHASE BASE STATIONS
? $ *** FOR INSTALLATION OF 15 THIRD PHASE BASE STATIONS

AND AT SIGHT AGAINST PRESENTATION OF DOCUMENTS STIPULATED IN ITEM G.1) AND G.3)
ON THE SUM $ *** FOR EXPIRATION OF WARRANTY PERIOD.

                                       14

***   Confidential material redacted and filed separately with the Commission.

                                   APPENDIX G

             Ituran Location System Operational Control Center (CC(

                              General Description

                                  August 2004

                               [GRAPHIC OMITTED]

                                       1

GENERAL

THE PURPOSE OF THIS DOCUMENT IS TO DESCRIBE ITURAN'S OPERATIONAL CONTROL CENTER.

Ituran Operational NCC configuration

[GRAPHIC OMITTED]

EVENT SERVER

GENERAL

The Event server functionality manages the operational CC's activities. It receives all incoming alarms received by the Ituran location system from the end units and routes them to operator workstations. All the operator workstations are connected to this server. In addition, the workstations are connected to the location system gateway, and through this gateway they are able to send commands to the end units and receive messages from the end units (such as location and various status messages).

The Event Server also takes part in the unit activation process, the concluding part of every new end unit installation.

MAIN USER INTERFACE

o List of connected Operator Workstations with list of events in every station and their status

o Communication monitor to the Operator Workstations over TCP/IP

o Control of all the CC's operational parameters (method of workstation routing and load balancing, operational policy control, workstation role definitions etc.)

[GRAPHIC OMITTED]

COMMUNICATION TO OPERATOR WORKSTATIONS

The Event Server is connected over TCP/IP to the Operator Workstations. Each incoming Event message is routed to a workstation selected according to a few alternate algorithms (the least busy workstation, the "next available" or according to event type). Only this station can then handle this incoming event.

Main features are:

o New incoming event will be routed to the relevant Operator Workstation that has currently the lowest number of pending events, or by other parameters detailed above.

o New event will be added to the list of events.

o An option to temporarily stop routing new events to a specific Controller
Station

                                       2

o Temporarily or permanently close down a specific Operator Workstation and transfer existing events to another Operator Workstation.

o Transferring events from one Operator Workstation to another Operator
Workstation

o Automatic synchronization between Operator Workstation and Event Server upon re-connection.

OPERATOR WORKSTATION

Operator Workstation main features:

o One, two or four opened mapping windows with option to display a different type of map in each window (subject to maps availability).

o A list of open events and their status

o Automatic sorting of incoming alarms risk level based on operational scenarios entered into the system

o Full and unit communication abilities, allowing it to both monitor the unit status and send commands to the unit

o Support vector, raster and aerial photo maps

o Specific vehicle real-time tracking

[GRAPHIC OMITTED]

VEHICLE DETAILS SCREEN

This screen displays all vehicle telematics information such as: sensors, location, velocity and direction (subject to availability of relevant sensors in the vehicle).

[GRAPHIC OMITTED]

VEHICLE COMMAND DIALOG OPTION

This dialog option is used for sending various commands to the vehicle, including: location, enabling/disabling vehicle devises.

[GRAPHIC OMITTED]

VEHICLE DISPLAY ON THE MAP

The vehicle will be displayed on the map with an icon. The icon is derived from the relevant vehicle group.

[GRAPHIC OMITTED]

RECORD AND REPLAY

All incoming and outgoing messages are recorded. The Controller can invoke a report on any desired event. The report is generated as a table of events, which can be replayed graphically on the map.

                                       3

                                 ANNEX I - SOW

                                   APPENDIX H

                           Requirements from Digital
                                Mapping Content

                              LOCATIONNET GIS V2.1

                                  AUGUST 2004

                                       1

1.  GENERAL

LocatioNet real-time GIS engines use an underlying layer of propriety GIS binary data, which is built from spatial databases (digital mapping content). Spatial databases are supplied by data providers that collect and distribute digital map information. There are many data providers around the world with different distribution formats. LocatioNet recommends using data from one of the two major and leading vendors, TeleAtlas or NavTech if possible, yet will work with the
Operator's chosen vendor. The two most popular data formats used for distribution are Mif/Mid text files (developed by Maplnfo) and binary Shape files (developed by ESRI). Data can be easily transformed from one format to the other. Digital data includes two types of information: geographical layers and the road network. The geographical layers are used for vector maps drawing. The road network is used for drawing, routing, creating geocode databases and reverse geocoding.

1.1  GEOGRAPHICAL LAYERS

Each geographical layer binds geographical items with a common denominator (e.g.
gas stations, parks etc.) .Each geographical item has a set of coordinates that define its location and shape, and a set of attributes that define its look on the map. The shapes can be of any type, such as: points, lines, polylines, polygons and regions (xor combinations of multiple polygons).

Examples for geographical layers:
o  Administrative areas (e.g. states, provinces, cities etc.)
o  Water areas (e.g. rivers, lakes, ponds etc.)
o  Woodland
o  Parks
o  Railroads
o  POI (points of interest) (e.g. restaurants, hospitals, gas stations etc.)

1.2  ROAD NETWORK LAYER

The road layer represents the road network. This layer is very complex;
therefore a lot of information is needed. The road network consists of intersecting roads. An intersection between two roads is called a node
(junction). A section of a road that lies between two nodes is called a road segment; therefore every segment has a starting node and an ending node. Each road can be constructed from one or more road segments. Each road segment has a set of coordinates that define its location and shape, and a set of attributes that define the complexity of use of this layer. The shape of a road segment is always a line or a polyline.

[GRAPHIC OMITTED]

2  MAPS ENGINE

The vector maps engine displays both geographical layers and the road network.

2.1  MINIMUM REQUIREMENTS FOR AN OBJECT IN A GEOGRAPHICAL LAYER

- Unique object id

                                       2

- Name (if any, or blank)

2.2  ADDITIONAL REQUIREMENTS FOR AN OBJECT IN A GEOGRAPHICAL LAYER

Type (i.e.  in the water layer, types can be: river, lake, pond etc.)

Once the type is supplied, there is an option to control each type's draw attributes separately, instead of applying the same attributes for the entire layer.

2.3  MINIMUM REQUIREMENTS FOR DRAWING A ROAD SEGMENT

Segment id, unique in its country

Road level (i.e.  national, between cities, main in city, neighborhood etc.)

Road levels function the same way as geographical layers types.

2.4  ADDITIONAL REQUIREMENTS FOR DRAWING A  ROAD SEGMENT

Road type (i.e. highway, ramp, bridge, tunnel, circuit, pedestrian walkway etc.
- allow drawing special features inside road levels)

Road Z level (i.e. a bridge going over a road will have a higher z level)

Route number, if available.

Road name constructed of prefix, base name and suffix (i.e. if there isn't any sufficient space to draw Calle de Zurita Maria, perhaps there is for Zurita)

Road dividers.

Traffic lights

3.  GEOCODE ENGINE

The road network is also used for building geocode databases (i.e. all the cities in state, all the streets in city etc.), and for reverse geocoding (i.e.
getting the address of a given coordinates). It is important to get a description of the administrative hierarchy that the data supports, in order to fully understand each country's attributes (e.g. Israel has county, cities and streets while Austria has country, states, cities and streets, etc.).

3.1  MINIMUM GEOCODE REQUIREMENTS

City name of road segment

Road name of road segment

SUPPORTING MINIMUM REQUIREMENTS WILL ALLOW THE GEOCODE TO PERFORM THESE TASKS:

o Return roads' center coordinates

o Transform coordinates into partial addresses

o Get supported countries list

o Get the cities list in state

o Get the roads list in city

                                       3

o Get the cities list in circle or in a rectangle

o Get the roads list in a circle or in a rectangle

3.2  ADDITIONAL GEOCODE REQUIREMENTS

(In each road segment, extra but important)

Zone name in city (neighborhood)
Region name in state (province, canton etc.)
State name in country
Left side house number format (i.e. 0 - odd, E - even, M - mix, U- undefined)
Left from house number (as integer)
Left to house number (as integer)
Left zip code
Right side house number format (as mentioned above)
Right from house number (as integer)
Right to house number (as integer)
Right zip code Road official name and other alternative names
Each roadside may has a different name
Each roadside may belongs to a different city

SUPPORTING EXTRA REQUIREMENTS WILL ALLOW THE GEOCODE ENGINE TO PERFORM THESE
TASKS:

o Convert full addresses into coordinates
o Transform coordinates into full addresses
o Get the cities list in zip code
o Get the roads list in zip code

SUPPORTING EACH SEGMENT'S FROM NODE ID AND TO NODE ID WILL ALLOW THE GEOCODE
ENGINE TO PERFORM THESES TASKS:

o Return a coordinate of an intersection between two roads
o Get the intersections list in a circle or in a rectangle
o Get all intersecting road names to a given road

                                       4

                                    ANNEX II

SYSTEM ACCEPTANCE TEST PRINCIPLES

The system tests at the end of the Pilot deployment (NCC and 10 Base Stations in
Shanghai) will consist of the following:

OPERATIONAL TESTING OF THE BASE STATIONS

Operational testing of all the components of each Base Station will be performed during the period of one week, every three hours, by means of diagnostic programs from the Control Center.

Availability of the following equipment should be reported during the tests:

o  Atomic Clock or GPS receivers
o  Paging Transmitters
o  Receivers in the Stations (IBSU)
o  Transmitters Controllers (SPCU)

AVAILABILITY TEST OF THE CONTROL CENTER

The test will be based on the current operation of the system and verification of compliance with Operating Procedures.

TESTS OF COVERAGE AND LOCATION ACCURACY

The Test will include movement of defined number of PAL and VLU units in the coverage area and the comparison between the actual location and the location displayed in the Control Center to demonstrate required CEP accuracy. The test will include at least 1,000 locations.

In all the locations, the following data will be registered:

o Number of receiving stations participating in the location process.
o The coordinates calculated by the system.
o The coordinates displayed at the operators' workstations.
o Actual location as reported from the field.

o  Quality of the signal reception (FOM.(
o  Stability of location

In addition, the performance of message reception will be verified, including synchronous and asynchronous messaging.

TEST OF CAPACITY PARAMETERS (NUMBER OF LOCATIONS PER SECOND)

The system will be operated in the continuous interrogation manner to demonstrate required maximum interrogation rate capability.

The above data, after its processing, will enable to evaluate the quality of the system service.

                                       1

A detailed System Acceptance Test Procedure will be prepared by the Supplier and agreed upon with the Buyer at PDR.

                                       2

                                   ANNEX III

[GRAPHIC OMITTED]

                                       1

                                    ANNEX IV

BASIC TECHNICAL DESCRIPTION OF ITURAN SYSTEM

INTRODUCTION

Ituran system is among most advanced location systems existing today. With over
350,000 users in Israel, United States and South America it is also the largest urban area location system in the world. Derived from most sophisticated military technology and a result of multimillion-dollar development investment,
Ituran system provides accurate location on the street, in the building and in the conditions of intentional or unintentional jamming. No other existing technology, including GPS and cellular-based systems, can provide the performance of the Ituran system.

1  GENERAL OVERVIEW

1.1  THE SYSTEM

A.  SYSTEM PROFILE

The Ituran real-time positioning system with two-way messaging is a solution, for commercial applications such as:

o fleet management and monitoring
o cargo tracking o remote data collection
o personnel monitoring

as well as for emergency and security challenges including:

o  stolen vehicle recovery
o  emergency and medical distress
o  roadside assistance

and other applications.

Ituran uses a terrestrial network of base stations to effectively track and communicate with mobile objects of any type. In addition to the Vehicular location units that support the above applications, Personal location units support such applications as locating children and Alzheimer patients, and tracking employees and emergency personnel. Similar equipment may be used to track parcels and packages.

The sophisticated, proprietary algorithms developed for Ituran ensure accurate positioning readings not only in open areas, but also in locations covered by foliage or blocked by tall buildings. As opposed to GPS based systems, Ituran supports reliable coverage even indoors, at home and in the office.

Ituran's proven, state-of-the-art spread spectrum technology, derived from challenging military applications, guarantees maximum immunity to electromagnetic disturbances and maximum

                                       1

reliability even within dense urban environments. Unlike GPS/cellular-based technology, Ituran is the only available technology that will withstand the intentional jamming of the in-vehicle equipment, which will definitely be exercised by thieves ones the spread of location-based security systems will be widen.

B.  SYSTEM CONCEPT

Manual and automatic operations are complementary in the Ituran system. Location and communication activities can be initiated in several ways; however, the system's essential functionality is defined by a series of transmissions to the vehicle and from it.

[GRAPHIC OMITTED]

An inquiry, which is input into the system at the Network Control Center (NCC), triggers a Downlink signal. The Downlink is transmitted in POCSAG format by the pager transmitters and is addressed to a specific mobile unit (TULIP or PAL
..(Upon receiving this inquiry, the mobile unit will reciprocate by sending an
Uplink transmission which contains data as well as the signal required to calculate the unit's absolute position. Alternatively, the Uplink transmission can be triggered by sensing specially defined event, like activation of vehicle's alarm system, activation of an emergency button or any other sensor, as programmed in the mobile unit. This Uplink is received at the base stations which note its TOA (Time Of Arrival) and which then relay this data to the NCC computer. The location calculations are processed at the NCC and a location fix is obtained using the Differential Time Of Arrival (DTOA) technique. This data may then be channeled from the NCC to various users, such as fleet owners or the security forces.

DTOA technique is based on the concept of comparing between exact times when the same signal is received at several geographically dispersed known locations
(Base Stations). The geometrical curve representing equal time (= range)
difference between any point on this curve and two Base Stations is hyperbola.
When signal from the vehicle is received by several Base Stations, the NCC creates hyperbolic curves for each pare of the above Base Stations and calculates the crossing point of these hyperbolic curves. This point is the exact location of the terminal location unit.

C.  SYSTEM COMPONENTS

Ituran is comprised of the following components:

1.  Mobile Units

[GRAPHIC OMITTED]

TULIP                          TULIP + MAPLE

Vehicular Location Units (TULIPs) are discretely installed in vehicles. They deliver real-time positioning and two-way data transmission. The data can be used to relay written messages (in Fleet management applications, using optional
Driver Terminals), to report the status of the

                                       2

various sensors, or to activate any electronic device on board the vehicle.
TULIPs can be interfaced with special vehicle alarm system MAPLE providing comprehensive protection and location solution. Alternatively, interfacing with existing alarm systems is possible.

The Personal Alarm and Location (PAL) units may be carried by individuals or attached to packages and enable accurate positioning of the carrier in emergencies or at the request of a third party.

2.  Base Stations

[Two Graphics Omitted]

Receiving (right) and transmitting (left) Base Stations

Scattered base stations are used for complete coverage of the required area. The base station at each location houses a transmitting or a receiving unit, or both. The base station equipment channels commands and signals between the
Mobile Units and the Network Control Center.

3. Network Control Center (NCC)

Data originating at the Mobile Units is received at the NCC (there, all positioning calculations are carried out by the NCC computers) and the results are presented in such a way so as to fit the operational requirements of the various Ituran users. Relevant data is relayed forward to the optional, independent Client Command Posts (CCP) at the fleet manager's office.

General description of Network Control Center is provided in Appendix G of Annex
I (SOW) of this Agreement.

4. Client Command Posts (CCP)

The optional CCPs can be installed at the end-user's preferred location. CCP comprised of standard PC equipment and are used by fleet operators and security forces for assistance or pursuit. Private fleets are independently monitored by the company's own personnel, using dedicated fleet management software. All location and messaging data is channeled through the NCC.

1.2  APPLICATIONS

The operational flexibility of the Ituran System lends itself to an assortment of applications. Among these, three major ones stand out:

i.  STOLEN VEHICLE TRACKING

[GRAPHIC OMITTED]

Ituran's characteristics make it uniquely suited for real-time surveillance activities, in hundreds of thousands of vehicles simultaneously. A real-time alert, triggered by the TULIPs complimentary vehicle alarm system, is the key to thwarting theft attempts in their early stages.

                                       3

By collecting the required data promptly, the control center may activate the security forces at its disposal efficiently, thus avoiding costly and risky recovery operations.

By breaking into an Ituran protected vehicle and tripping its alarm system, a thief will unknowingly trigger the vehicle's TULIP to transmit a silent alert.
This signal relays both location data and data regarding the status of the various sensors installed on the vehicle.

The operators at the NCC will proceed to verify the authenticity of the alarm.
Once this is confirmed, the Police are notified and are continuously guided to the suspect as he attempts to escape. A chase may develop or else a roadblock may be set up to apprehend the thief and return the vehicle to its rightful owners.

Moreover, the NCC operator, constantly monitoring vehicle's whereabouts, can remotely activate/deactivate vehicle's controls, such as ignition, doors etc., thus stopping the vehicle or providing additional services.

ii.  PERSONAL SECURITY

[GRAPHIC OMITTED]

Ituran's portable location unit (PAL) offers a unique technological solution whose practical implementation is as diverse as it is profound. The very possibility of being able to accurately locate a person, both outdoors and indoors as he goes about his daily activities is highly innovative.

All types of field workers and Police personnel are susceptible to distress situations as they go about their jobs. Ituran enables them to send a panic signal at the first sign of trouble and enables their supervisors to locate them and assist them immediately. Such capabilities are equally important for heart patients and other medically insecure individuals who require that the panic button be operable everywhere.

Ituran PAL offer reassurance to those who care for others throughout the day.
There is peace of mind in knowing that an elderly parent or a child may always be contacted and located.

Another market addressed by PAL is tracking of cargo and individual parcels. The location data may be used both to increase delivery efficiency and to recover the merchandise in case of theft.

iii.  FLEET MANAGEMENT AND CARGO PROTECTION

[GRAPHIC OMITTED]

Fleet management tools have long ago become a necessity rather than a luxury.
Ituran puts the fleet manager in direct contact with the fleet and serves three main purposes:

o It enables fleet managers to know the whereabouts of their vehicles in real-time, thus increasing efficiency by reducing overtime, eliminating side-jobs, and improving schedule and route adherence.

                                       4

o It improves the communication between dispatcher and drivers, thus minimizing missed deliveries, unscheduled delays and customer complaints. It enables dispatchers to exercise the real-time flexibility often required for efficient use of the fleet resources.

o It enhances driver security serving as a real-time panic button. In addition, the fleet's vehicles and cargo may be conveniently tracked thus reducing theft related liabilities significantly.

2.  COMMUNICATIONS PROCESS AND LINKS - DESCRIPTION

2.1  THE ITURAN WIRELESS COMMUNICATIONS PROCESS

Ituran uses sophisticated Differential Time Of Arrival (DTOA) and spread spectrum Technologies and constitutes a fully independent system that fills two basic functions:

o  Tracking of the Mobile Units
o  Two way wireless messaging

Two radio links connect the Network Control Center (NCC) with the Mobile Units.

2.2  THE COMMUNICATIONS LINKS

A.  DOWNLINK

The narrowband downlink signal is sent by the NCC, through the pager transmitters, and is addressed to a specific Mobile Unit. The downlink transmits commands which trigger the Mobile Unit to do one or more of the following:

o Transmit a positioning signal called the Location/Response link.
o Check the sensors and transmit their status through the Response link.
o Optional activate a function in the vehicle (e.g. turn off the engine, switch on the alarm, lock/unlock doors etc.).
o Display an alphanumeric message on the mobile unit's optional LCD screen.

B.  UPLINK: THE LOCATION/RESPONSE LINK

The Location link is a direct sequence, spread spectrum transmission, which is received by at least four base stations. Each base station is equipped with an extremely accurate time mechanism which records the precise time the signal is received. The measurements are then relayed to the NCC through a physical terrestrial link. DTOA (Differential Times Of Arrival) calculations conducted at the NCC reveal the Mobile Unit's location.

The Response link is a transmission received by any of the base stations and relayed to the NCC. It includes two types of data:

o  Status data from the Mobile Unit's sensors or alarm
o  Alphanumeric data originating at the optional Mobile Unit's driver's terminal

2.3  COMMUNICATIONS SPECIFICATIONS

                                       5

A.  THE DOWNLINK

The Downlink communication protocol is a standard pager POCSAG protocol (data transfer at 2400 bps). The pager transmitters are a slightly modified version of standard, off-the-shelf products.

The transmitted power is variable (150 - 300w), depending on the density and the location of the pager infrastructure. The Downlink uses a synchronized Simulcast mode.

Spectrum requirements: 25 KHz bandwidth 12.5+/-) KHz). Modulation type - FSK

B.  THE UPLINK.

The Uplink link for location purposes is a direct sequence, spread spectrum signal. It enjoys high immunity to electromagnetic disturbances and jamming and enables future addition of CDMA capability for system capacity increase. The modulation is BPSK with chip rate of 1.5MBps.

In Response Link mode, the uplink utilizes BPSK modulation with 12KBps data transmission, in time slots allocated by system's TDMA protocol.

                                       6

                                    ANNEX V

TASKS TO BE PERFORMED BY TELEMATICS AND ITURAN TEAMS

1.  GENERAL

This ANNEX specifies tasks to be performed by Telematics and Ituran teams
(hereinafter called Telematics team) during the turn-key project of the deployment of Ituran System. These tasks are in full compliance with the provisions of the Statement Of Work (ANNEX I of this Agreement) and the goal of this document is to concentrate the tasks to be performed by the supplier.

2.  PLANNING

A detailed project planning will be performed by Telematics team, to assure meeting the project schedule as described in Appendix B of ANNEX I of this
Agreement. The detailed plan will be presented at PDR.

3.  TRAINING OF LOCAL ENGINEERING TEAM

Telematics team will perform training of the local team as presented in section
3.3 of ANNEX I (SOW). This training will be at the level to insure further deployment, operation and maintenance of Ituran system by the local team. The local team will be at the adequate technical level as described in the above section.

The above local team will actively participate in all stages of the deployment process under the supervision of Telematics personnel. They all (especially the engineers) must have good knowledge of English language. Telematics team will perform an initial training at Ituran and Telematics facilities in Israel for about two weeks. Afterwards the local team will work together with Telematics team in China, continuing its training in OJT form. After the deployment, integration and initial operation of the first 10 Base Stations in Shanghai
(phase one), the local team will perform further deployment of additional Base
Stations under the strict supervision and "as needed" involvement of Telematics team. In parallel, the local team will prepare the required Installation and
Operating instructions in Chinese, based on their training and experience gathered during the deployment process and the documentation provided by
Telematics team.

4. SPECIAL EQUIPMENT MODIFICATIONS AND ADAPTATION

In order to enable operation of Ituran system in China, Telematics team will perform certain engineering changes to the existing Ituran system. These changes include:

i. Adaptation to the operation on the allocated frequencies (frequency shift).
This task includes the modifications of all the necessary circuitry of Base
Stations, TULIPS and PALs.

ii. Performance of the necessary verifications of modified equipment according to the company quality assurance plan.

                                       1

iii. Adaptation of the "man - machine interface" (MMI) to the needs of Chinese operators of the system (Chinese language).

5. BASE STATIONS MANUFACTURING AND NCC INTEGRATION

Telematics team will produce the special components of the Base Stations, and perform in Israel full integration of Base Station's racks together with the standard equipment purchased and provided by the Buyer (Buyer furnished equipment) before the shipment.

Telematics team will perform in Israel integration of NCC, based on the standard computing equipment purchased and provided by the Buyer.

6.  NETWORK DESIGN

Upon completion of the field survey, Telematics team will perform the System
Network design. As a result of this design, a primary deployment map and a list of sites according to priorities will be performed by Telematics team and provided to the Buyer for location of the appropriate sites.

7.  NCC PREPARATION AND DEPLOYMENT

Telematics team will prepare the specifications for the setting up the Control
Center. The Chinese contractor, chosen by the Buyer and approved by Telematics team, will plan and set up the infrastructures as described in sections 4.1 and
4.2 of ANNEX I. Telematics team shall approve all the plans before the implementation stage. Upon the completion of the infrastructure preparation by local team, Telematics team will perform infrastructure acceptance tests as specified in Appendix E of ANNEX I (SOW):

Integration and testing of Control Center's equipment will be performed by
Telematics Wireless team together with the Local Engineering team. Initial integration of the equipment for the Control Center will be performed in Israel with participation of the Local Engineering team.

8.  BASE STATIONS DEPLOYMENT

Telematics team will perform its relevant tasks described in the section 5 of
ANNEX I. These tasks will include:

i. Verification and approval of the candidate sites

ii. Specification and requirements for the infrastructure installations at the sites

iii. Approval of local contractor's plan of the construction

iv. Acceptance testing of the Base Stations sites infrastructure as specified in
Appendix D of ANNEX I (SOW)

v. Connection of the Base Station's racks to the on-site infrastructures

vi. Integration with Control Center as described in

                                       2

9. SYSTEM INTEGRATION AND TESTING

Telematics team will perform full system integration upon installation of NCC and Base Stations. Following the integration phase System acceptance testing will be performed. This testing will be preceded by the Acceptance Testing of
Base Stations and Acceptance Testing of End User equipment. The detailed procedures of Acceptance testing will be summarized at CDR. The principles of
System Acceptance concept are presented in Appendix F of ANNEX I (SOW) and repeated in ANNEX II of this Agreement.

10.  REPORTS AND DESIGN REVIEWS

During the performance of the project Telematics team will submit a monthly progress report to the Buyer. The report will include a description of the content of the work planned for the preceding month in the original plan against actual performance. The report will include a brief description of irregular incidents and malfunctions in the implementation of the project. The parties will hold two Design Reviews, PDR and CDR where the detailed status of the project with a breakdown of activities performed in relation to planning, and a detailed working plan for the future will be presented. The Design Reviews will be performed at the locations designated by the Buyer.

11.  DOCUMENTATION

Telematics team shall prepare documentation as specified in section 11 of the
ANNEX I (SOW).

                                       3

                                    ANNEX VI

                  MAINTENANCE AND SUPPORT AGREEMENT PRINCIPLES

This ANNEX presents the principles of Maintenance and Support Agreement to be executed between the parties before the end of Warranty period. This Agreement will define the Support of Supplier team provided to the Buyer to insure proper operation of Ituran System in the Region form the technical aspects.

1. The Agreement shall address following principal issues: End User Equipment,
Base Stations equipment, System Software and System level support.

i.  End User equipment

The maintenance of End User equipment will be performed at the local manufacturing facility. A unit repair price list will be established and agreed upon between Buyer and Supplier, based on the average time, material cost and agreed margin. When the repair will be impractical, the unit will be replaced with the new unit at new unit price.

Buyer will keep adequate stock of spare End User units at relevant locations to insure fast turnaround time for the Buyer.

ii.  Base Stations

The maintenance of Base Stations will be performed at the local manufacturing facility at the level corresponding to the level of local manufacturing at that time, and at Supplier facility for the higher levels until the local facility will be ready for the high level maintenance. A unit repair price will be based on the actual repair time, material cost and agreed margin.

Buyer will keep adequate stock of spare Base Stations unit locations to insure fast turnaround time for the Buyer.

iii.  System level Support and System Software

In consideration of and due to the payment as specified in paragraph 5 of this
ANNEX, the Supplier shall provide Support Services in response to submission of a fault report by the Buyer relating to a suspected defect or error in the
Supplier's Software or other system component causing the system's performance depart from its specifications.

The Supplier shall perform such Support services necessary to insure that
Suppliers software or other system component perform according to the specifications.

The Supplier shall provide Support Services during its normal working hours. The
Supplier shall use its best efforts to provide emergency support outside of these hours. The Buyer shall, if so requested by the Supplier, give the Supplier a listing of output and any other data which the Supplier requires in order to reproduce operating conditions similar to those present when any defect or error in the Supplier's Software was discovered.

                                       4

2.  Exclusions

Support Services to be provided by the Supplier under this Agreement do not include:

i. correction of errors or defects caused by operation of the Supplier's
Software or the Designated Hardware in a manner other than that specified by the
Supplier;

ii. correction of errors or defects caused by modification, revision, variation, translation or alteration of the Supplier's Software or Hardware not authorized by the Supplier;

iii. correction of errors caused by the use of computer programs not licensed by the Supplier to the Buyer;

iv. correction of errors caused by the failure of the Buyer to provide suitably qualified and adequately trained operating and programming staff for the operation of the Supplier's Software;

v. rectification of errors caused by use of the Supplier's Software and Hardware other than in accordance with the Manuals;

vi. rectification of errors caused by inadequate on site equipment maintenance;

vii. furnishing or maintenance of accessories, attachments, supplies, consumables or associated items not supplied by the Supplier.

If the Buyer so requests, Supplier may provide any of the Services referred to in 2a2 - g. The Supplier shall make an additional charge for providing such
Services.

3.  Access for the Supplier's Personnel

The Buyer shall, where relevant, ensure the Supplier's personnel have full and safe access to the Supplier's Software and the Designated Hardware at all
reasonable times for the purpose of providing the Support Services and installing New Releases.

The Buyer shall also ensure that the Supplier's personnel are provided with all information, facilities, services and accessories reasonably required by the
Supplier to enable the Supplier to comply with its obligations under this
Agreement.

The Buyer shall, where relevant, provide on request a suitably qualified or informed representative, agent or employee to accompany the Supplier's support personnel and to advise the Supplier on access or on any other matter within the
Buyer's knowledge or control which will assist the Supplier in complying with its obligations under this Agreement.

4.  Additional Services

From the end of Warranty Date, the Supplier shall, in consideration of payment of the Annual Service Fees and otherwise at no additional cost to the Buyer undertake the following activities:

                                       5

i. deliver to the Buyer all new software developments and functional improvements to the Supplier's Network Software undertaken by the Supplier in the generic development of the product;

ii. deliver new releases of the Supplier's Software in order to preserve compatibility with the generic Supplier's Network Software.

5. Fees and Payment

The Supplier estimates an annual service fee of $ *** after the Warranty
Period for the services as described in paragraph 1.c and 4. This fee does not include the payment for the travel and accommodation for Supplier personnel as may be required for performance of the above services which shall be born by
Buyer. The final annual service fee will be negotiated and agreed upon between the Supplier and the Operating Company.

The fee for the maintenance and repair of end user equipment and Base Stations shall be in accordance with paragraphs 1.a and 1.b.

The Buyer shall pay an additional charge as will be mutually agreed between the
Supplier and the Buyer if the Buyer requests the Supplier to provide modifications, development or any other services relating to the System not directly embraced by the Support and Maintenance Agreement.

                                       6

***   Confidential material redacted and filed separately with the Commission.

In consideration of the mutual obligations assumed under this Annex, Buyer,
Agent and Supplier agree to this Annex, which is executed by duly authorized representatives as of the dates below:

AGREED BY:

Telematics Wireless Ltd.                           Telematics Wireless

/s/ Avry Franco                                    /s/ Roman Sternberg
--------------------------------                   -----------------------------
By:  Avry Franco                                   By:  Roman Sternberg
Title:  V.P. & CFO                                 Title:  V.P. Marketing
Date:  29.08.04                                    Date:  29.8.04

Golden Net Communication Technology Ltd

By:  /s/ [in Chinese characters]
Title:  Chairman
Date:  [Chinese characters]

Digitrack (China) Group Co. Ltd
For and on behalf of
Digitrack (China) Group Co. Limited

------------------------------
Authorised Signature(s)
By:  /s/ [in Chinese characters]
Title:  [Chinese characters]
Date:  [Chinese characters]

                                        7

             TELEMATICS WIRELESS AND ITURAN PROPRIETARY INFORMATION

                                ANNEX I-2-BEIJING
                       ITURAN SYSTEM DEPLOYMENT IN BEIJING
                 STATEMENT OF WORK, PRICES AND TERMS OF PAYMENT

1. GENERAL

This document provides a description of the activities to be carried out by
Supplier, its parent company Ituran Location and Control Ltd. (hereinafter referred to as "Ituran") and local teams of the Buyer as a part of deployment of
Ituran Location System in Beijing, including the responsibilities of each party.

To insure successful deployment and based on the experience of previous deployments of this system in other countries, a "phased" approach is proposed.
It is based on the initial deployment of a First Phase system in chosen location. This First Phase will serve as a basis for all future deployments, will enable proper adaptation to specific local conditions, to train local technical and operational personnel and to serve as a Demonstration System for various marketing activities. After completion of First phase deployment, its initial trial run and performing all necessary further modifications and adaptations, further deployment can be commenced. The First Phase System will also serve as a basis for the System Acceptance Testing, after successful completion of which the System will be officially transferred to the responsibility of the Operating Company in Beijing.

2.  GENERAL DESCRIPTION OF THE SYSTEM

Ituran System for locating vehicles, cargo and people is composed of the three following sub-systems:

o Control Center.

o Base Stations.

o PAL (personal Alarm and Locator (also serves as the cargo location unit))/VLU
(Vehicle Location Unit) - transmitter/receiver installed in the vehicle, cargo or carried by a person.

The CONTROL CENTER is usually installed in the same building with other offices of the Operating Company. The Control Center is composed of a number of computer systems with dedicated software, workstations for operators, and communication systems that connect the Center with the Base Stations. The control center is the heart of the system, and its availability is of the utmost importance. The center's systems have a hot backup and all its infrastructures (electricity, communication lines, air-conditioning, etc.) are also backed-up. A general description of the Control Center is provided in Appendix G of this SOW.

The characters displayed on Operator stations shall be the official Language of the People's Republic of China - Simplified Chinese Characters.

The Back Office capabilities, including billing are not part of the proposed system and should be chosen by the Buyer based on the local systems and regulations from local vendors.

                                       1

             TELEMATICS WIRELESS AND ITURAN PROPRIETARY INFORMATION

The BASE STATIONS are installed in the chosen locations scattered in required coverage area and constitute receive-only or receive and transmit sites (The average proportion between receive-only sites and receive and transmit sites is
3:1). The Base Stations include computer-controlled receivers that receive signals from the VLU or PAL and transfer the information to the Control Center via the communication lines (basic technical requirements of such lines are specified in ANNEX IV of the Comprehensive Agreement) for further processing and display.

Some of the Base Stations are equipped with standard Paging transmitters controlled by special controllers. The transmitters receive the information from the control center and transmit it to the VLU or PAL in a synchronized form.
These transmissions serve for synchronization of all active VLUs/PALs and interrogation of the chosen unit. The transmitters are timed by Atomic Clocks or
GPS receivers installed at the stations or by other means.

Some of the Base Stations contain special synchronization transmitters, responsible for precise calibration of the stations.

All of the stations are equipped with appropriate antennas installed on masts, lightning protection systems, air-conditioning and UPS systems.

3. CONTENT OF THE WORK

3.1 GENERAL

Initial installation of the System in the defined area will include installation of 10 receiving Base Stations and associated equipment. The deployment of full system will be divided into 4 consecutive phases -

First phase: initial 10 Base Stations and CC

Second phase: expansion of the system to *** Base Stations

Third phase: expansion of the system to *** Base Stations

Fourth phase: expansion of the system to *** Base Stations, which will basically cover the whole city.

This Annex only includes all the activities required for the deployment and running operation of the control center and first phase 10 Base Stations of the
Ituran location system. The system deployed in a first phase will serve as a basis for the system Acceptance Testing by The Buyer. Upon completion and
Acceptance Testing, the Parties will sign expansion agreement to expand the
First Phase system in three phases to include *** Base Stations, *** Base
Stations, and *** Base Stations.

The stations to be installed in the First Phase are:

o  10 Reception Stations

o  ***

                                       2

***   Confidential material redacted and filed separately with the Commission.

             TELEMATICS WIRELESS AND ITURAN PROPRIETARY INFORMATION

o  ***

The control center shall be run by defined number of operators and will permit communication to *** base stations and upgradeable for communications with about
*** Base Stations (Receive and Transmit) with additional hardware.

3.2  PLANNING

Appendix B of this SOW, will be provided at PDR and will present a schedule of the process of system deployment in a Microsoft ProjectTM format. The plan will be further discussed between the parties.

3.3  LOCAL ENGINEERING TEAM AND ITS TRAINING

Following is the list of customer's technical personnel recommended to participate at all the stages of system deployment. This team will work in parallel with Telematics Wireless/Ituran team and will be trained to perform further deployment, technical operation and maintenance of the System.

1. Engineering Manager. This person will be the technical leader of the local team and will have overall responsibility for all the technical aspects of system's operation and support. This should be an Electronics Engineer, preferably with wide experience in integration and technical support for large scale infrastructure-based communications systems (e.g., cellular or paging) and excellent management skills.

2. Senior System Engineer. This person will be the manager of the Control Center
Engineering team. He should be software engineer with experience in operating systems (e.g., QNX/UNIX) and real time software.

3. Control Center Engineer. This should be software engineer working under the supervision of Senior System Engineer.

4. Base Stations Engineer. This person will be responsible for the technical operation and support of system's Base Stations. He and his team will actively participate in all the aspects of the deployment and integration of Base
Stations. This should be an Electronics Engineer with experience in installation, operation and maintenance of RF, communications equipment, antennas, modems, interfacing with telecom lines and power supply infrastructure. Preferably, this person should have an experience in integration and maintenance of Cellular Base Stations sites or Paging Transmission sites.

5. Base Station Technicians. Two or three technicians or junior engineers with the experience in installation and maintenance of Cellular or Paging sites and working under the supervision of Base Stations Engineer.

The above team will actively participate in all stages of the deployment process under the supervision of Telematics personnel. They all (especially the engineers) must have good knowledge of English language. They will receive an initial training at Ituran and Telematics facilities in Israel for about two weeks. Afterwards the team will work together with Telematics

                                       3

***   Confidential material redacted and filed separately with the Commission.

             TELEMATICS WIRELESS AND ITURAN PROPRIETARY INFORMATION

team in China, continuing its training in OJT form. After the deployment, integration and initial operation of the first 10 Base Station, the local team will be able to perform further deployment of additional *** Stations (phase two) under the strict supervision and "as needed" involvement of Telematics team upon execution of the expansion agreement. In parallel, the local team will prepare the required Installation and Operating instructions in Chinese, based on their training and experience gathered during the deployment process and the documentation provided by Supplier. Final Base Stations deployment (phase 3 and
4) will be performed by the local team under the supervision of Telematics team, but with minimum level of their direct involvement.

3.4  EQUIPMENT PURCHASE

The list of the main items required for the deployment of 10 Base Stations and
Control Center is provided in the Appendix A of this SOW. This list is subject to changes according to the specific local requirements. Some of the standard items mentioned in the list may be obsolete and should be replaced by the compatible items. The updated purchase list for standard equipment will be prepared by Supplier within fifteen (15) calendar days from the initiation of the project. The list includes recommended quantities for purchase. Exact quantities for maintenance purposes will be separately agreed upon between
Supplier and Buyer. Supplier shall notify the Buyer to prepare such equipment at least fifteen (15) calendar days before it shall be used. Supplier has the responsibility for special equipment supply. Buyer will be responsible for the standard equipment supply and may propose alternative vendors for specific items, equal in performance to the defined items. The standard equipment items purchased by the Buyer must be approved by the Supplier in advance. Any changes in purchasing must be approved by the Supplier. The purchased equipment will be shipped to the specific locations as directed by the Supplier for further integration and installation. The equipment for the first Control Center and
Base Stations will be integrated and tested in Israel prior to the shipment to
China. The Buyer will be responsible for releasing the equipment from customs and transporting it to the Control Center or other sites as required.

The purchase of End User equipment will be done in accordance with End User
Equipment Purchase Agreement attached as Appendix J of this SOW.

4.  SETTING UP THE CONTROL CENTER

4.1  INFRASTRUCTURE

Supplier will prepare the specifications for the setting up the Control Center.
The Buyer will choose local contractor that shall plan and set up infrastructure in the Control Center building, based on Telematics' specifications. The infrastructure will permit the operation of the Control Center, including its operation during power failures and partial malfunction of the air-conditioning.
The infrastructure set up will include the purchase and installation of a generator, UPS, electricity boards and their integration in the building's electricity system.

Based on Telematics' specifications, the local contractor will design and construct the partitions required for the operation of the Control Center and the communication room, taking into consideration all the needs of the Operating
Company to be established. A floating floor will be installed in the Control
Center and the communication room for the passage of cables. A

                                       4

***   Confidential material redacted and filed separately with the Commission.

             TELEMATICS WIRELESS AND ITURAN PROPRIETARY INFORMATION

platform for the operators will be constructed in the Control Center, and contain furnishings for several operating posts. The contractor will install electricity and communication sockets underneath the floating floor and along the walls of the Control Center, fluorescent lighting in the ceiling with anti-glare covers. Electricity boards and carrying equipment of communication to the sites will be installed in the communication room.

The contractor will design, purchase and install a backed-up air-conditioning system for the control center and the communication room.

The contractor will present all plans to Supplier and, after their approval, will continue with the implementation stage.

The Buyer will insure that the design and implementation is performed according to all applicable regulations. The Local contractor's work will be considered completed upon full acceptance by Supplier.

4.2  COMPUTERS AND COMMUNICATION

The Local contractor will install the Control Center and operators' posts equipment in accordance with specifications and guidelines of Supplier.

Integration and testing of the Control Center's equipment will be performed by
Telematics Wireless team together with the Local Engineering team. Initial integration of the equipment will be performed in Israel with participation of the Local Engineering team.

Appendix G provides general description of the operational Control Center.
Digital Mapping Content will be supplied by the Buyer according to the requirements presented in Appendix H. In addition, The Buyer will supply a DTM file (in known format) that includes the altitude data for all the required coverage area in a definition of at least 1 minute.

5.  SETTING UP BASE STATIONS

5.1  LOCATING AND PURCHASE OF SITES

Upon completion of the Field Review by Telematics team, The Buyer will be responsible for the location of appropriate sites for Base Stations, on the basis of a primary deployment map and a list of sites according to priorities, that will be prepared and provided by Supplier. This list will be based on a special analysis using DTM information ("altitude" maps). For each potential site The Buyer will present more than one alternative, stating the technical and economic advantages and disadvantages of each. Among other issues, The Buyer will check the possibility of long-term rental, access to the site during all hours, the existence of an appropriate electricity feeding line, place for a mast (or existence of a usable mast) appropriate grounding, and the feasibility of obtaining a data line. Telematics and Local engineering team will verify if there is a risk of possible existence of electro-magnetic interference from nearby radio equipment of third parties as well as general level of electro-magnetic noise that may have influence on system sensitivity. After one of the alternatives has been approved by Supplier, The Buyer will handle the rental contract and obtain from the municipal authorities all required permits for setting up a base station.

                                       5

             TELEMATICS WIRELESS AND ITURAN PROPRIETARY INFORMATION

5.2  COMMUNICATION LINES

The Buyer will order for each site allocated for the receiving station the following communication infrastructures:

o PTP data line between the site and the control center at a rate of minimum 9.6
Kbps asynchronous.

o An ordinary telephone line.

The Buyer will order for each site intended for the receiving and transmission station the following communication infrastructures:

o Two PTP data lines between the site and the control center at a rate of minimum 9.6 Kbps asynchronous.

o Two ordinary telephone lines.

o The possibility of working with a line at a rate of 19.2 Kbps and a multiplexer unit for two ports will be examined at these sites.

5.3  SITE INFRASTRUCTURE

Supplier will provide the specifications and requirements for the infrastructure installations at Base Stations sites. The Buyer via local contractor will design the infrastructure for each site intended for Base Station. The contractor will plan the type and height of the mast (if necessary), the location for the building/construction (if necessary), the routing of the RF, communication, power and grounding cables, and submit the design to the Supplier for approval.
The mast will be equipped with a lightning arrester with grounding cable, mast illumination (if necessary), a cable ladder, and arms appropriate for the system's antennas. The contractor will submit to Supplier for approval the type of the construction, the air conditioning system, the method of deployment of the communication infrastructure. The construction will contain the antennas concentrator board for the entry of RF cables, lighting, a smoke/fire sensor, a standard fire extinguisher and a door-opening sensor.

After approval of the plans by Supplier, the local contractor will set up the infrastructure at the site. This will include the mast and the construction, installation of RF cables and antennas on the arms, connecting the construction to the electricity source, the grounding, the communication lines, and the RF.
The contractor will purchase all the needed equipment for the above activities except antennas.

If necessary, the contractor will design and erect a fence around the station, and make arrangements with a security company to guard the site.

                                       6

             TELEMATICS WIRELESS AND ITURAN PROPRIETARY INFORMATION

5.4  GEODESIC MEASUREMENTS

At each of the sites The Buyer via local contractor, specifically chosen for this task, will perform geodesic measurements for the placement of the antennas.
The accepted measuring system is Differential GPS. The required precision is +/-
few centimeters.

5.5  INSTALLING A BASE STATION

Upon completion of the infrastructures deployment at the site, the local contractor will transport the Base Stations racks to each site and will put it at the construction location. The Telematics and Local engineering teams will perform all connections between system's units and the various infrastructures.
The operation of the system at the site shall be performed in accordance with the guidelines issued by Supplier.

5.6  INTEGRATION WITH THE CONTROL CENTER

Integration of Base Stations with the Control Center will be performed by
Telematics team together with the local engineering team. Each Base Station data will be defined in the CC, including measured location, name, technical profile, communication lines definitions etc. After verification of proper functioning of communication lines using test equipment, each Base Station will be connected to the CC over the designated line.

Location System will provide real time information regarding the communication performance and data validity received from the site.

5.7  GENERAL REQUIREMENTS

In all installation works the local contractor will mark all cables with markings to be agreed upon with Supplier. The cables will be marked at 3 m intervals and adjacent to end connectors. Routing of cables serving different purposes (communication, electricity, grounding, etc.) shall be separated.

The local contractor will meet the accepted standards for civil construction, mechanical work, cabling work, and electrical safety. The Buyer will insure that the design and implementation is performed according to all applicable regulations.

6.  MAINTENANCE

During the establishment and trial run stages of the system, the local contractor will provide maintenance to the general infrastructure of the Control
Center and the Base Stations, including masts installed by the contractor. The contractor will keep a precise record of all spare equipment stored in the
Control Center warehouse for the purposes of maintaining the system. When an item of equipment is replaced, the contractor will send the defective item to be repaired.

During the deployment and trial run stages, the maintenance of all the equipment supplied by Supplier will be performed by Supplier. The maintenance will be performed at no additional

                                       7

             TELEMATICS WIRELESS AND ITURAN PROPRIETARY INFORMATION

charge during the warranty period of one year. Further maintenance of this equipment will be performed according to the Maintenance Agreement that will be executed between the parties.

Following response times should be insured:

o Every malfunction at the control center will be repaired within 6 hours of notification.

o Every malfunction at a base station will be repaired within 24 hours of notification.

Within the warranty period the Supplier shall provide a sufficient level of
Spare Units free of charge, and upon the expiry of the warranty period, the
Buyer will keep a sufficient level of Spare Units to insure the above response times. Failed equipment will be shipped to Israel for repair and replacement.
The repair time in Israel will be not more than 30 days after receiving the equipment.

The Buyer will keep a detailed record with regard to the date and type of malfunctions, the method in which each was handled, and the time it took to repair the malfunction. Copies of the reports will be submitted to Supplier.

7.  PROJECT MILESTONES

Following are the main milestones of this project and their corresponding completion dates presented in AED (After Effective Date) terms. The detailed project schedule will be presented at PDR and will be adapted to the status of the Shanghai project. In any case, the milestone dates below represent latest completion dates

o  Field Survey by Project Team
   and Preliminary Design Review                                 1 month AED
o  Local Engineering Team training in Israel                     3 months AED
o  Critical Design Review                                        3 months AED
o  Integration of CC and 10 sites in Israel                      2 months AED
o  Arrival and custom release of CC and 10 sites equipment       3 months AED
o  Phase One system integration and Acceptance Testing           6 months AED

8.  INFRASTRUCTURE ACCEPTANCE TESTS

These acceptance tests refer to the acceptance by Supplier of the infrastructure preparations and associated works performed by local contractor with regard to
Control Center and Base Stations. Tests of Base Stations' infrastructure are specified in Appendix D of this SOW. Tests of the Control Center infrastructure are specified in Appendix E of this SOW. The tests will be performed by Supplier in the presence and the assistance of the local contractor.

                                       8

             TELEMATICS WIRELESS AND ITURAN PROPRIETARY INFORMATION

9.  SYSTEM ACCEPTANCE TESTS

System Acceptance Testing will be performed according to the Acceptance Test
Procedures that will be agreed upon between the parties. The Acceptance Testing will be divided into following phases:

- Base Station Acceptance Testing. These tests will demonstrate Base Stations'
equipment compliance with its specifications.

- System Acceptance Testing. This testing will be performed upon completion of the deployment and trial run of Control Center and 10 Base Stations. This testing will demonstrate the overall performance of the system in terms of operating procedures, location capability, messaging capability, coverage, interrogation rate (capacity parameter) etc. The testing will be performed using specified number of Vehicle and Personal Location Units. Upon successful completion of System Acceptance Testing the System will be officially transferred to the responsibility of The Buyer. The overview of System
Acceptance concept is presented in Annex II of this Agreement.

10.  REPORTS AND DESIGN REVIEWS

During the performance of the project Supplier will submit a monthly progress report to The Buyer. The report will include a description of the content of the work planned for the preceding month in the original plan against actual performance. The report will include a brief description of irregular incidents and malfunctions in the implementation of the project. The parties will hold two
Design Reviews, PDR and CDR where the detailed status of the project with a breakdown of activities performed in relation to planning, and a detailed working plan for the future will be presented. The Design Reviews will be performed at the locations designated by The Buyer.

11.  SYSTEM DOCUMENTATION

The Supplier will provide following documentation:

- Base Station Specifications
- Vehicle Location Unit Specifications
- Personal Location Unit Specifications
- Control Center Diagrams
- Control Center Infrastructure requirements specifications
- Base Station Infrastructure requirements specifications
- Control Center Operating Procedures
- Fleet Management post Operating Manual
- VLU and PAL Registration and Activation Procedure
- System Acceptance Test Procedures
- Vehicle Location Unit general installation instructions
- Monthly progress reports
- Design Reviews documentation

The above documentation will be in English.

                                       9

             TELEMATICS WIRELESS AND ITURAN PROPRIETARY INFORMATION

Local contractors, responsible for Control Center and Base Station infrastructure preparation, will maintain documentation for each of the sites to be established. The documentation of the control center will include a detailed description of the electricity system, including all interim boards and the main electricity board, specifying the types of cables and automatic switches. The markings of the switches in the documentation will be identical to their markings on electricity boards. The documentation of the system will include diagrams of the connections of all components of the system, specifying numbers of cables, types of cables, and names of connectors. The markings in the diagrams will be identical to the markings on cables and connectors.

For each of the base stations the local contractor will prepare a booklet, indicating the site on a map with a scale of 1:100000. The booklet will also contain a descriptive diagram of the site and the mast, specifying the disposition of the dedicated equipment, and digital photographs of the interior and exterior of the site. The documentation will include a complete address of the site, precise coordinates of the antennas, the name and telephone numbers of the site owner, the name and telephone numbers of the contractor's liaison, details of electricity feeding up to the structure's main board, and the paths of communication and grounding lines. The local contractor will provide a detailed description of the connections between components of the system, including types of cables, their length, and types of connectors. The contractor will specify the manufacturer's number of each of the items of equipment installed at the site, including air-conditioner, electricity board, and components of the locating system. The station's infrastructure acceptance test report will be attached to the booklet. All of the material will be submitted on magnetic media and in a hard copy.

                                       10

             TELEMATICS WIRELESS AND ITURAN PROPRIETARY INFORMATION

LIST OF APPENDIXES

APPENDIX A:  Equipment List

APPENDIX B:  Detailed Project Schedule (to be provided at PDR)

APPENDIX C:  Price and Terms of Payment

APPENDIX D:  Infrastructure Acceptance Test - Base Stations

APPENDIX E:  Infrastructure Acceptance Test - Command Center

APPENDIX F:  System Acceptance Test Principles

APPENDIX G:  Operational Control Center general Description

APPENDIX H:  Requirements from Digital Mapping Content

APPENDIX I:  Letter Of Credit Principal Terms

APPENDIX J:  End User Equipment Purchase Agreement (to be further discussed and agreed upon)

                                       11

             TELEMATICS WIRELESS AND ITURAN PROPRIETARY INFORMATION

                                   APPENDIX D

INFRASTRUCTURE ACCEPTANCE TEST:  BASE STATIONS

Base station's infrastructure acceptance tests will consist of the following:

MAST

o  Testing the existence and integrity of all permits required for the establishment and operation of the base station.

o  Approval of the mast by a Safety Engineer.

o  Results of geodesic measurements.

o  Ensuring that the grounding of the mast meets the standards.

o  Painting, illumination, climbing ladder.

o  Sealing connectors, marking and path of RF cables.

o  Antennas:  reinforcing arms, jumpers.

STRUCTURE

o  Dragging and sealing the structure.

o  Ensuring that the grounding of the structure meets the standards.

o  Acid-resistant floor coating.

o  The type and installation of the air-conditioner.

o  Antenna concentrator: sealing, marking and grounding, VSWR for adjusting the antennas.

o  Electricity board in the structure: value and types of switches, marking.

o  Cabling in the structure: cable ladders, arrangement, marking, connectors.

o  Regularity of communication cables (data and dialing) between the station and the control center.

o  Batteries: type of batteries, rack, connectors to power supply and electricity board.

o  Fire extinguisher: type, working order, method of installation, expiry date.

o  Illumination, fire/smoke detector, door-opening sensor.

EQUIPMENT

o  Setting up bases in the structure.

o  Installing units in bases, connections between units, marking.

o Electrical connections, grounding, communication and RF cables to the system's units.

o  Installation of lightning arresters, AC, RF and communication -installation, marking.

o  Running order of all items of the system in accordance with the results of the self-test of each unit.

o  Running order of the station against the control center.

DOCUMENTATION

o  A map of the area indicating the site.

o  A map of the site indicating the location of the mast, antennas, the structure and cables paths.

o  A drawing of the interior of the structure indicating equipment bases, batteries, antenna concentrators, electricity board, and entry points of communication lines.

                                       12

             TELEMATICS WIRELESS AND ITURAN PROPRIETARY INFORMATION

o  A drawing of the interior of the equipment base, indicating all units and cables.

o  Photographs of the site, integrity of the documentation, and its concordance with the site.

                                       13

             TELEMATICS WIRELESS AND ITURAN PROPRIETARY INFORMATION

                                   APPENDIX E

INFRASTRUCTURE ACCEPTANCE TEST:  CONTROL CENTER

The control center's infrastructure acceptance tests will consist of the following:

o  Tests of all equipment (computers, communication): connection to power, markings of sockets and communication points.

o  Lighting: running order of the lighting, a sufficient quantity, no glare on monitors.

o  Racks: cables ducting, precise and legible markings, and general quality of work.

o  Floating floor: stability, ducting of cables underneath the floor, markings, and general quality of work.

o  Examining the running order of modems for dialing, including connections to the communication cables.

o  Inspection of the air-conditioning system concordance with the plans.

o  Inspection of the communication to the sites from the SMC workstations.

o  Inspection of the entire layout of the A/B switches.

o  Inspection of the UPS system support.

            o Voltage drop in the network.

            o Continuous good running order of the system.

            o Good running order of the emergency lighting.

            o  Generator activation.

            o After generator activation - activation of the air-conditioning system.

            o Generator drop in order to measure operation time of UPS batteries.

ADDITIONAL OPERATIONS:

o Listing all spare equipment in the contractor's warehouse.

                                       14

             TELEMATICS WIRELESS AND ITURAN PROPRIETARY INFORMATION

                                   APPENDIX F

SYSTEM ACCEPTANCE TEST PRINCIPLES

The system tests at the end of the Pilot deployment will consist of the following:

OPERATIONAL TESTING OF THE BASE STATIONS

Operational testing of all the components of each Base Station will be performed during the period of one week, every three hours, by means of diagnostic programs from the Control Center.

Availability of the following equipment should be reported during the tests:

o  Atomic Clock or GPS Receivers
o  Paging Transmitters
o  Receivers in the Stations (IBSU)
o  Transmitters Controllers (SPCU)

AVAILABILITY TEST OF THE CONTROL CENTER

The test will be based on the current operation of the system and verification of compliance with Operating Procedures.

TESTS OF COVERAGE AND LOCATION ACCURACY

The Test will include movement of defined number of PAL and VLU units in the coverage area and the comparison between the actual location and the location displayed in the Control Center to demonstrate required CEP accuracy. The test will include at least 1,000 locations.

In all the locations, the following data will be registered:

o  Number of receiving stations participating in the location process.

o  The coordinates calculated by the system.

o  The coordinates displayed at the operators' workstations.

o  Actual location as reported from the field.

o  Quality of the signal reception (FOM).

o  Stability of location

In addition, the performance of message reception will be verified, including synchronous and asynchronous messaging.

                                       15

             TELEMATICS WIRELESS AND ITURAN PROPRIETARY INFORMATION

TEST OF CAPACITY PARAMETERS (NUMBER OF LOCATIONS PER SECOND)

The system will be operated in the continuous interrogation manner to demonstrate required maximum interrogation rate capability.

The above data, after its processing, will enable to evaluate the quality of the system service.

A detailed System Acceptance Test Procedure will be prepared by the Supplier and agreed upon with The Buyer at PDR.

                                       16

             TELEMATICS WIRELESS AND ITURAN PROPRIETARY INFORMATION

In consideration of the mutual obligations assumed under this document, Buyer,
Agent and Supplier agree to this document, which is executed by duly authorized representatives as of the dates below:

AGREED BY:

TELEMATICS WIRELESS LTD.

BY:

TITLE:

DATE:

GOLDEN NET COMMUNICATION TECHNOLOGY LTD.

BY:

TITLE:

DATE:

DIGITRACK (CHINA) GROUP CO. LTD

BY:

TITLE:

DATE:

                                       17

                              APPENDIX I (BEIJING)

                        LETTER OF CREDIT PRINCIPLE TERMS

DOCUMENTS REQUIRED:

A  DOCUMENTS REQUIRED FOR SUPPLY OF BASE STATIONS AMOUNTING TO US$ *** :

1) 3/3 ORIGINALS PLUS 3 NON NEGOTIABLE COPIES OF CLEAN ON BOARD MARINE BILLS OF
LADING MADE OUT TO ORDER OF ISSUING BANK MARKED PAYABLE AT DESTINATION" NOTIFY:
APPLICANT, CONSIGNEE.

AND/OR

AIRWAYBILL (3RD ORIGINAL - FOR SHIPPER) CONSIGNED TO ISSUING BANK MARKED PAYABLE
AT DESTINATION" NOTIFY: APPLICANT, CONSIGNEE.

2) COMMERCIAL INVOICE IN 3 ORIGINALS AND 3 COPIES SIGNED BY THE BENEFICIARY.

3) PACKING LIST IN 3 ORIGINALS AND 3 COPIES.

B. DOCUMENTS REQUIRED FOR SUPPLY OF END USER EQUIPMENT AMOUNTING TO US$ ***

1) 3/3 ORIGINALS PLUS 3 NON NEGOTIABLE COPIES OF CLEAN ON BOARD MARINE BILLS OF
LADING MADE OUT TO ORDER OF ISSUING BANK MARKED PAYABLE AT DESTINATION" NOTIFY:
APPLICANT, CONSIGNEE.

AND/OR

AIRWAYBILL (3RD ORIGINAL - FOR SHIPPER) CONSIGNED TO ISSUING BANK MARKED PAYABLE
AT DESTINATION" NOTIFY: APPLICANT, CONSIGNEE.

2) COMMERCIAL INVOICE IN 3 ORIGINALS AND 3 COPIES SIGNED BY THE BENEFICIARY.

3) PACKING LIST IN 3 ORIGINALS AND 3 COPIES.

C. DOCUMENTS REQUIRED FOR PRELIMINARY DESIGN REVIEW AMOUNTING TO US$ ***

1) COMMERCIAL INVOICE IN 3 ORIGINALS AND 3 COPIES SIGNED BY THE BENEFICIARY.

2) ORIGINAL CERTIFICATE JOINTLY SIGNED BY THE BENEFICIARY AND THE APPLICANT,
CERTIFYING THAT PRELIMINARY DESIGN REVIEW HAS BEEN COMPLETED AND THE REPORT HAS
BEEN PROVIDED TO THE APPLICANT.

                                       18

***   Confidential material redacted and filed separately with the Commission.

D. DOCUMENTS REQUIRED FOR CRITICAL DESIGN REVIEW AMOUNTING TO US$ ***

1) COMMERCIAL INVOICE IN 3 ORIGINALS AND 3 COPIES SIGNED BY THE BENEFICIARY.

2) ORIGINAL CERTIFICATE JOINTLY SIGNED BY THE BENEFICIARY AND THE APPLICANT,
CERTIFYING THAT CRITICAL DESIGN REVIEW HAS BEEN COMPLETED AND THE REPORT HAS
BEEN PROVIDED TO THE APPLICANT.

E. DOCUMENTS REQUIRED FOR INITIAL CC SOFTWARE USE AMOUNTING TO US$ ***

1) COMMERCIAL INVOICE IN 3 ORIGINALS AND 3 COPIES SIGNED BY THE BENEFICIARY.

2) ORIGINAL BENEFICIARY'S CERTIFICATE CERTIFYING THAT INITIAL LICENSE FOR SYSTEM
USE AND FOR CC SOFTWARE USE HAS BEEN SENT TO THE APPLICANT BY DHL AND THE
RELATIVE DHL SHIPMENT AIRWAY BILL IS REQUIRED.

F. DOCUMENTS REQUIRED FOR FINAL LICENSE FOR CC SOFTWARE USE AMOUNTING TO US$ ***

1) COMMERCIAL INVOICE IN 3 ORIGINALS AND 3 COPIES SIGNED BY THE BENEFICIARY.

2) ORIGINAL BENEFICIARY'S CERTIFICATE CERTIFYING THAT FINAL LICENSE FOR SYSTEM
USE AND FOR CC SOFTWARE USE HAS BEEN SENT TO THE APPLICANT BY DHL AND THE
RELATIVE DHL SHIPMENT AIRWAY BILL IS REQUIRED.

3) ORIGINAL APPLICANT'S DECLARATION STATING THAT INSTALLATION OF TEN FIRST PHASE
BASE STATIONS AND NCC IS COMPLETED.

G. DOCUMENTS REQUIRED FOR INSTALLATION AMOUNTING TO US$ ***

1) COMMERCIAL INVOICE IN 3 ORIGINALS AND 3 COPIES SIGNED BY THE BENEFICIARY

2) ORIGINAL DECLARATION JOINTLY SIGNED BY BENEFICIARY AND APPLICANT STATING THAT
INSTALLATION OF FIRST PHASE (10 BASE STATIONS) HAS BEEN COMPLETED

PAYMENT TERMS:

1) L/C PORTION COVERING SUPPLY OF BASE STATIONS OF US$ *** REPRESENTS
*** PERCENT OF THE RELEVANT CONTRACT VALUE

                                       19

***   Confidential material redacted and filed separately with the Commission.

AND WILL BE PAID AT SIGHT AGAINST PRESENTATION OF DOCUMENTS STIPULATED IN ITEM
A.

THE OUTSTANDING *** PERCENT OF THE RELEVANT CONTRACT VALUE IS PAID AS
ADVANCE PAYMENT OUTSIDE THE L/C FRAMEWORK AND FINAL FIVE (5) PERCENT OF THE
RELEVANT CONTRACT VALUE WILL BE PAID UPON EXPIRATION OF THE WARRANTY PERIOD
OUTSIDE THIS L/C FRAMEWORK.

2) L/C PORTION COVERING SUPPLY OF END USER EQUIPMENT OF US$ *** REPRESENTS
*** PERCENT OF THE RELEVANT CONTRACT VALUE AND WILL BE PAID AT SIGHT
AGAINST PRESENTATION OF DOCUMENTS STIPULATED IN ITEM B.

THE OUTSTANDING *** PERCENT OF THE RELEVANT CONTRACT VALUE IS PAID AS ADVANCE
PAYMENT OUTSIDE THE L/C FRAMEWORK.

3) L/C PORTION COVERING DELIVERY OF INITIAL CC SOFTWARE USE LICENSES OF
US$ *** WILL BE PAID AT SIGHT AGAINST PRESENTATION OF DOCUMENTS STIPULATED IN
ITEM E.

4) L/C PORTION COVERING DELIVERY OF FINAL CC SOFTWARE USE LICENSES OF US$ ***
WILL BE PAID AT SIGHT AGAINST PRESENTATION OF DOCUMENTS STIPULATED IN ITEM F.

5) L/C PORTION COVERING DELIVERY OF PRELIMINARY DESIGN REVIEW IS US$ *** AND
WILL BE PAID AT SIGHT AGAINST PRESENTATION OF DOCUMENTS STIPULATED IN ITEM C.

6) L/C PORTION COVERING DELIVERY OF CRITICAL DESIGN REVIEW IS US$ *** AND WILL
BE PAID AT SIGHT AGAINST PRESENTATION OF DOCUMENTS STIPULATED IN ITEM D.

7) L/C PORTION COVERING INSTALLATION IS US$ *** . THIS SUM WILL BE PAID AT
SIGHT AGAINST PRESENTATION OF DOCUMENTS STIPULATED IN ITEM G.1) AND G.2 ).

                                       20

***   Confidential material redacted and filed separately with the Commission.

                                   APPENDIX C

ITURAN SYSTEM DEPLOYMENT IN BEIJING - FIRST PHASE - PRICES AND TERMS OF PAYMENT

This document addresses the following:

o  Deployment cost
o  End-user equipment cost
o  Licensing fees

All the prices presented below are FOB Israel (for relevant items). The prices are based on the assumption of the commencement of Beijing deployment project after the commencement of Shanghai project.

1. ITURAN SYSTEM DEPLOYMENT COST.

a. System deployment cost is divided as follows:

1. Equipment purchase:

     a. Special equipment purchase (manufactured by Telematics)
     b. Standard equipment purchase - Base Stations
     c. Standard equipment purchase - Network Control Center
     d. NCC software licensing
     e. Standard test equipment for engineering team

2. Engineering and consulting services provided by Telematics

Costs described in this document do not include the cost of local services provided by local companies and contractors as described in the Statement Of
Work document.

The number of base stations needed for the deployment depends on the size of the required coverage area. Based on our experience, the average density of the installation of receiving base stations in urban area is around *** square kilometers per base station.

First Phase of the deployment in Beijing include 10 receiving stations *** of which will transmission stations and *** of which will contain synchronization stations. The prices below are presented for single unit (single Base Station)
and the Total is calculated for *** Receiving and *** Transmitting Stations, ***
of which include the Calibration Transmitter Unit. Different quantities will cause corresponding change in total pricing of the project.

                                       1

***   Confidential material redacted and filed separately with the Commission.



b. Prices    (US$)                                                    Unit             Total
              1. Equipment                                            ----             -----
                  a. (a.1a)  Receiving station  (20)                  $ ***             $ ***
                             - item 1 & 2 of the Part list:
                             First phase 10 stations

                  b. (a.1.b) Peripheral equipment
                             for Rec.BS (10)
                             incl. *** antennas each                     *                *

                  C. (a.1.b) Paging Transmitter ***                      *                *

                  d. (a.1.a) Calibration Transmission
                             Unit *** - Item 5 of
                             the Part list                             $ ***           $ ***

                  e. (a.1.b) Peripheral equipment for
                             transmission ***                            *                *

                  f. (a.1.c) Computers and telecom.
                             equipment for CC                            *                *

                  g. (a.1.e) Standard test equipment                     *                *

               o    *Note1: This equipment will be purchased by the buyer.

               o    **Note2: The price of $ *** will be the receiving station
                    unit price also for consecutive Base Stations.

               o    Note 3: The Buyer recognizes that there is certain cost of each comprehensive CCP software package. The price will be further discussed and agreed upon.

               2. Licensing

                  (a.1.d) NCC software licensing                        ***             ***

               3. Engineering, management, supervision,
               training and consulting services by Telematics team
               (incl. salaries, accommodation, travel) in
               accordance with SOW, during the deployment
               of the first phase system in Beijing (10 base            ***          $ ***
               stations)

               Notes:

                  Local services provided by local companies and
                  contractors according to the SOW document are
                  not part of this proposal and include (but not
                  limited to):


                                       2

***   Confidential material redacted and filed separately with the Commission.



                   a. Site survey and rental agreement
                   b. On-site infrastructure
                   c. Geodetic measurements
                   d. NCC building reconstruction and modifications

2. END-USER EQUIPMENT COST
     Prices:

               1.   Standard vehicle kit;

                                   a.  Vehicle Location Unit type TULIP                $ ***
                                   + *** installments of $ *** per year for *** years
                                   b.  TULIP installation kit (Note)                    $ ***
               2.   Optional high-end Vehicle Location Unit and
                    Alarm kit (*):

                                   a.  TULIP                                           $ ***
                                   + *** installments of $ *** per year for *** years
                                   b.  Vehicle Alarm Unit type MAPLE                    $ ***
                                   c.  MAPLE-TULIP installation kit (Note)              $ ***
                                   (*) MAPLE provides additional level of
                                   protection, if required.
               3.   Personal Alarm and Locator - PAL                                   $ ***

                                   + *** installments of $ *** per year for *** years
Notes:

               Installation kits will be produced or purchased locally
               (excl. antennas). The prices are for reference only.

3.  TERMS OF PAYMENT

o  Deployment Phase

      a. Down-Payment ( *** % of the total special equipment
         cost 1.b.1) paid upon the signature on this
         Agreement
         (Effective Date - ED)                                                         - $ ***
      b. *** % of CC software licensing (1.5 months AED)                               -  $ ***
      c. Preliminary Design Review - *** % of 1.b.3
         above (1.5 months AED)                                                        -  $ ***
      d. Critical Design Review - *** % of 1.b.3
         (5 months AED)                                                                -  $ ***
      e. Shipment of CC and 10 BS equipment
         (6.5 months AED)
         *** % of $ ***                                                                - $ ***
         *** % of $ ***                                                                -  $ ***
                                                                                         -----
                                                                                       - $ ***

                                       3

***   Confidential material redacted and filed separately with the Commission.



      f. Installation of CC and 10 BS in China and ATP
         10 months AED) -
         *** % of l.b.3                                                                - $ ***
         *** % of CC software licensing                                                - $ ***
                                                                                       -------
                                                                                         $ ***

      g. End of the warranty period (22 months AED)
         *** % of the total equipment cost of 1.b.1                                    - $ ***
                                   ------------------------------------------------------------

         TOTAL                                                                          $ ***


Letter of Credit issued by First Class International Bank for the total sum of the Deployment Cost less the Down-Payment and less the "end of warranty period"
sum will be provided no later than thirty (30) days AED. Principle terms of this
LOC are stipulated in Appendix I of this Annex. The payment of the "end of warranty period" will be done thru separate L/C opened 11 months before the expiration of the warranty period.



      o     End User equipment
            *** % down payment and L/C for the remaining *** %
            with the order.
            *** % payment - upon delivery.

            TULIPs:

            Total price                                                                -   $ ***
            *** % of total cost                                                        - $ ***
            Delivery of *** units                                                      - $ ***
            (before the Phase One system acceptance testing)
            Additional $ *** per year will be paid at the end of each
            year during five years (total of $ *** ).


                                       4

***   Confidential material redacted and filed separately with the Commission.

TELEMATICS WIRELESS AND ITURAN PROPRIETARY INFORMATION

IN CONSIDERATION OF THE MUTUAL OBLIGATIONS ASSUMED UNDER THIS DOCUMENT, BUYER,
AGENT AND SUPPLIER AGREE TO THIS DOCUMENT, WHICH IS EXECUTED BY DULY AUTHORIZED
REPRESENTATIVES AS OF THE DATES BELOW.

AGREED BY:

TELEMATICS WIRELESS LTD.

/s/ Roman Sternberg

BY:  Roman Sternberg
TITLE:  VP Marketing & Business Development

DATE:  28 March, 2005

GOLDEN NET COMMUNICATIONS TECHNOLOGY INC.

BY:  /S/ [IN CHINESE CHARACTERS]

TITLE: [IN CHINESE CHARACTERS]

DATES: [IN CHINESE CHARACTERS]

DIGITRACK (CHINA) GROUP CO. LTD.

FOR AND ON BEHALF OF
DIGITRACK (CHINA) GROUP CO. LIMITED

/S/ [IN CHINESE CHARACTERS]
AUTHORIZED SIGNATURE

                                       5

Amendment I of the Agreement between Golden Net, Digitrack and Telematics
Wireless (illegible) for the supply of Ituran Radio Location System in Greater
China.

The Parties agree that Article II to VI of the above agreement dated August 29,
2004 are applicable in its entirety for the Beijing project as well and wherever
"Shanghai" is mentioned in these Annexes, it should be related as "Shanghai or
Beijing, as applicable."

AGREED BY:

TELEMATICS WIRELESS LTD.

/s/ Roman Sternberg
By:  ROMAN STERNBERG

Title:  VP MARKETING & BUSINESS DEVELOPMENT
Date:  MARCH 28, 2005

GOLDEN NET COMMUNICATION TECHNOLOGY LTD.

/s/  [in Chinese characters]
By: [in Chinese characters]
Title: [in Chinese characters]
Date: [in Chinese characters]

DIGITTRACK (CHINA) GROUP CO. LTD.

For and on behalf of
DIGITRACK (CHINA) GROUP CO. LIMITED

Authorized Signature

/s/ [in Chinese characters]
By: [in Chinese characters]
Title: [in Chinese characters]
Date: [in Chinese characters]

                                       6